UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: BlackRock Multi-State Municipal Series Trust
              BlackRock Florida Municipal Bond Fund
              BlackRock New Jersey Municipal Bond Fund
              BlackRock Pennsylvania Municipal Bond Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/07

Date of reporting period: 08/01/06 - 01/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

Semi-Annual Reports                                                    BLACKROCK
[Unaudited]

JANUARY 31, 2007

BlackRock Florida Municipal Bond Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
OF BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Florida Municipal Bond Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Robert D. Sneeden, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Address of the Funds

P.O. Box 9011
Princeton, NJ 08543-9011

Proxy Results

During the six-month period ended July 31, 2006, shareholders of BlackRock Florida Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust voted on the following proposals. On July 31, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they were approved. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------------------------------------
                                                             Shares Voted       Shares Voted      Shares Voted
                                                                 For               Against           Abstain
--------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                       6,714,078           126,160           190,766
--------------------------------------------------------------------------------------------------------------
To approve a contingency subadvisory agreement with
BlackRock Advisors, Inc.                                       6,664,366           143,875           222,763
--------------------------------------------------------------------------------------------------------------


2       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. Returns for the annual and semi-annual periods ended January 31, 2007 were as follows:

Total Returns as of January 31, 2007                                               6-month            12-month
===============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                        +13.75%             +14.51%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                       +14.95              +10.44
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                  +14.33              +19.84
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                + 3.65              + 4.28
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 3.06              + 4.29
---------------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                                  + 8.45              +11.76
---------------------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the target rate at 5.25%, where it remained through period-end. In interrupting its interest rate-hiking campaign, the Fed initially acknowledged that economic growth was slowing, but maintained a cautionary view on inflation. Most recently, the central bankers have pointed to a firming in economic data and moderation in inflation, causing many to believe the Fed will likely remain on hold for the time being.

Overall, 2006 was a good year for U.S. equities, despite a mid-year correction that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. European equities and select emerging markets fared particularly well. This broad equity strength carried into January.

For much of 2006, bond yields moved higher as their prices declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.93% at January 31, 2007, while the six-month Treasury offered the highest yield on the curve at 5.16% -- both still below the federal funds rate.

As 2007 began, investors were left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate these and other uncertainties inherent in the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on 2006 and our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Trust President and Trustee


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007        3

A Discussion With Your Funds' Portfolio Managers

      Portfolio activity was centered on maintaining a stable net asset value and competitive yield amid the prevailing low interest rate environment and limited new investment opportunities.

Discuss the recent market environment relative to municipal bonds.

Long-term bond yields moved slightly lower during the past six months as their prices, which move in the opposite direction, increased. The municipal market's strong technical position allowed municipal bond yields to decline more than taxable yields.

The strength in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed) decision at its August 8 meeting to refrain from raising its target interest rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. By November 30, 30-year Treasury bond yields had declined 51 basis points (.51%) to 4.56%. However, stronger than expected economic releases and year-end profit taking pushed yields higher during December and January. Still, for the six-month period overall, 30-year U.S. Treasury bond yields fell 14 basis points to 4.93% and 10-year Treasury note yields declined 16 basis points to 4.83%.

By and large, the tax-exempt bond market outperformed comparable U.S. Treasury issues as investor demand for municipal product outstripped a resurgent new-issue calendar. For the six months ended January 31, 2007, as reported by Municipal Market Data, yields on 30-year, AAA-rated municipal issues declined 30 basis points to 4.17%. During the same period, yields on 10-year, AAA-rated tax-exempt bonds declined 16 basis points to 3.86%.

Investor demand for municipal product has remained quite strong. According to statistics from the Investment Company Institute, in 2006, long-term municipal bond funds had net new cash flows of over $15 billion, a 200% increase versus 2005. At the same time, new-issue volume has surged in recent months as municipalities rushed to take advantage of low market yields and heightened demand. In the three months ended January 31, more than $117 billion in new long-term municipal bonds was issued, an increase of over 30% versus the same period a year ago. Issuance in January, which totaled $29 billion, was the highest January volume on record. For all of 2006, new bond underwritings totaled nearly $385 billion, just 6% below 2005's record issuance and close to initial estimates. The recent increase in issuance has made the municipal market's outperformance even more impressive. In the past three months, we saw more than 10 underwritings that were greater than $700 million in size. Investor demand has been so robust that these issues have been well oversubscribed and seen their initial offering yields reduced by as much as 10 basis points.

Looking ahead, we expect the technical environment for the tax-exempt bond market to remain constructive. Attractive yield ratios, coupled with a relatively steep municipal yield curve and manageable new issuance, should help to sustain investor appetite for municipal product and enable the sector to continue its strong performance.


4       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

BlackRock Florida Municipal Bond Fund

Describe conditions in the State of Florida.

Florida maintains credit ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. The state's consistently strong financial performance has been the result of a robust service-oriented economy, prudent budget decisions and a moderate debt profile. Florida's budget for fiscal year 2007 grew 7% to $74 billion and reflects continued spending constraints, conservative revenue projections and additional deposits to the state's reserve funds. Florida has adhered to strict budget guidelines in recent history and we expect that trend to continue, as many of the state's budget practices have been made into law, including the Constitutional limit on the spending of non-recurring revenues, which was adopted by voters in November 2006.

Solid economic growth has allowed the state to build revenue reserves to an estimated $8 billion and to offer its residents some tax relief in the form of tax credits, tax-free shopping days and the repeal of the intangible tax. Overall sales tax growth, which has averaged over 8% per year in recent history, should be sufficient to cover any revenue losses associated with the repeal of the intangible tax, though no new revenue streams have been created. Spending at the state level remains dominated by education, with over 50% of the budget dedicated to primary and secondary education needs. The state also faces significant additional spending requirements as a result of the recent Class Size Initiative and an overall desire to increase the quality of public education in Florida. In addition to education, we expect that population growth will increase demand on the government to provide more monies for transportation, public safety, health services and emergency relief.

Overall, Florida's economy continues to outperform on both a national and regional basis. Job creation has surpassed the national average, leading to low unemployment and rising personal incomes. The most recent data reflects an unemployment rate of 3.2%, compared to a national average of 4.4%. These trends, coupled with a relatively low cost of living, have encouraged migration into Florida and led to a more diversified demographic base. Although the demands of a growing population will put pressure on the state's finances, we continue to believe that Florida is well positioned given its financial flexibility and record of proactive management.

How did the Fund perform during the period?

For the six-month period ended January 31, 2007, BlackRock Florida Municipal Bond Fund's (formerly Merrill Lynch Florida Municipal Bond Fund) Institutional, Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares had total returns of +3.19%, +2.96%, +3.14%, +2.93%, +2.57% and +2.88%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10
- 18 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +3.06% and the Lipper Florida Municipal Debt Funds category posted an average return of +2.73%. The Lehman Index measures the performance of municipal bonds in all 50 states whereas the Lipper category tracks funds that limit their investment to those securities exempt from taxation in the State of Florida.

The Fund provided strong relative returns and an above average yield relative to its peers during the six-month period. Performance was driven by our continued focus on the long end of the yield curve, which continued to outperform shorter and intermediate maturities as the curve flattened. Our exposure to non-investment grade and lower rated issues also contributed to performance as credit spreads (versus higher-quality municipal issues of comparable maturity) tightened. Finally, our long-term commitment to providing shareholders with an above average yield continued to provide an incremental advantage.

What changes were made to the portfolio during the period?

We did not alter our mainline strategy -- that is, we continued our efforts to increase the level of income provided to shareholders while muting the Fund's net asset value volatility. Having said that, the low absolute level of interest rates has presented challenges in terms of yield enhancement, as most of the bonds in the portfolio are booked at higher yields than those currently available in the market.

Against this backdrop, we cautiously took advantage of the Fund's uninsured basket in adding higher-yielding credits to the portfolio. Aside from that, we generally targeted premium coupon bonds in the 20-year to 30-year maturity range whenever they became available. We continued to find the most attractive risk/reward trade-off here, although there were few compelling opportunities as new municipal


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007        5
issuance in the State of Florida increased just 1.6% over the six months compared to the same period a year ago. As has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues came with coupons below 5%. We were not inclined to give up bonds booked in the portfolio at higher yields in order to take advantage of the new issue calendar.

How would you characterize the Fund's position at the close of the period?

We ended the period with a slightly defensive stance on interest rates, reflecting a shift we had made after the market rallied strongly in the fourth quarter of 2006. We expect to return to a neutral posture, given the flatness of the yield curve and the fact that the Fed has remained on hold since last increasing interest rates in June, instead relying on security selection as the key driver of performance. While we had expressed some interest in the 10-year to 20-year maturity range in our last report to shareholders, we generally have remained focused on longer-dated Florida issues, which we believe offer greater potential for yield enhancement. We will exercise patience as we continue to look for 20-year to 30-year bonds with coupons in the area of 5%.

BlackRock New Jersey Municipal Bond Fund

Describe conditions in the State of New Jersey.

The State of New Jersey is rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, all with stable outlooks. New Jersey ranks fourth in both debt per capita and debt as a percent of personal income, according to Moody's. The state ranked second in per capita personal income in 2005, according to the U.S. Department of Commerce. New Jersey's November 2006 unemployment rate was 4.5%, consistent with the national rate.

Fiscal year 2006 operations resulted in an estimated $1.5 billion general fund balance. The $31 billion fiscal year 2007 budget includes a 1.0% sales tax hike, which is expected to generate roughly $1.2 billion, and approximately $2 billion in spending reductions and freezes. These are the major components in reducing a projected $4.5 billion budget gap. The legislature recently approved a tax reform measure that cuts property taxes for most New Jersey residents by 20%. The tax reform legislation also imposes a 4% annual cap on property tax increases by municipalities and school districts, although various spending exemptions exist. The legislation awaits the governor's signature. Other key credit issues include budgetary pressures from retiree healthcare costs and pensions. The governor expects to propose his fiscal year 2008 budget later in February, as is customary in New Jersey.

How did the Fund perform during the period?

For the six-month period ended January 31, 2007, BlackRock New Jersey Municipal Bond Fund's (formerly Merrill Lynch New Jersey Municipal Bond Fund) Institutional, Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares had total returns of +3.40%, +3.27%, +3.27%, +3.25%, +2.88%, +3.04%, +2.88% and +3.09%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 18 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +3.06% and the Fund's comparable Lipper category of New Jersey Municipal Debt Funds posted an average return of +2.93%. Unlike the Lehman Index, which measures the performance of municipal bonds nationally, the Lipper category consists of funds that limit their investment to securities exempt from taxation in the State of New Jersey.

The Fund's favorable relative performance is attributed primarily to our maintenance of a neutral duration position, as


6       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007
well as ample exposure to longer-dated securities. Given the flatness of the yield curve, longer dated securities continued to outperform shorter-dated issues, particularly in the latter half of the period as the market rallied. The Fund's investments in higher yielding municipal securities also aided returns as the sector continued to benefit from contracting credit spreads.

What changes were made to the portfolio during the period?

Portfolio activity was centered on maintaining a relatively neutral investment stance and competitive distribution rate. By and large, we retained our seasoned holdings, which consist of premium coupons with high credit quality and attractive book yields. We continued to reduce the portfolio's short-term investments (namely shorter-dated pre-refunded bonds and high-coupon, short-call bonds), which tend to underperform the overall market in a static or lower interest rate environment as the price depreciates in line with the remaining time to call. Early in the period, we redeployed some of the proceeds from these sales in the intermediate portion of the yield curve (10 years to 15 years) where, based on the degree of curve flattening, we saw a reasonable likelihood for future outperformance. In redistributing the remaining proceeds and making new purchases, we focused primarily on the long end of the municipal yield curve, where we found higher yields and greater opportunity to generate incremental income for the portfolio. We believe this to be the most sensible strategy, particularly in the near-term, as the Fed appears quite content on the sidelines.

Total portfolio activity was limited as new municipal issuance in New Jersey declined versus the prior year (down 38% for full-year 2006). While a surge of supply at year-end -- fueled by a $3.6 billion tobacco refunding deal -- provided opportunities to add new names to the portfolio, the low absolute yields available limited the attractiveness of many of these securities. In most cases, we opted to retain the Fund's more seasoned bonds, which have higher book yields. We did participate in the tobacco deal during the period. In connection with the transaction, several of our existing holdings were pre-refunded which generated a gain for the Fund (via the price appreciation of those holdings) and allowed us to rebalance the Fund's overall tobacco exposure. Other purchases during the period consisted mainly of new-issue uninsured hospital bonds and out-of-favor coupons (particularly discounted bonds). These securities added above market yield to the portfolio, while the lower coupon securities offer enhanced capital appreciation potential. We also bought a few zero-coupon bonds, including Puerto Rico zeros. Because zero-coupon bonds tend to add duration, we were especially selective in this area to ensure that our investments preserved the Fund's neutral duration posture.

How would you characterize the Fund's position at the close of the period?

The Fund ended the period fully invested and with an overall neutral market positioning. Given a quiet Fed and few new-issue prospects, we are focused primarily on uncovering attractive offerings, particularly among higher yielding, out-of-favor bonds. At the same time, we await a larger new-issue calendar to offer greater opportunities to diversify and restructure the portfolio. Looking ahead, we expect individual security selection and yield to drive Fund performance, and intend to seek that value and capital appreciation on the long end of the municipal yield curve.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007        7

A Discussion With Your Funds' Portfolio Managers (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Describe conditions in the Commonwealth of Pennsylvania.

The Commonwealth of Pennsylvania maintained its Aa2, AA and AA credit ratings, as assigned by Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. The Commonwealth's fiscal year 2006 results showed a $149.3 million general fund surplus and a $514.1 million ending general fund balance. The fiscal year 2007 budget totals $26.1 billion, an increase of 5.8% over the prior year's available budget. Not surprisingly in a gubernatorial election year, the 2007 budget has no new taxes or tax hikes. Instead, there are provisions for some small business tax cuts and a senior property tax rebate program. Under newly enacted Act 1, expanded property tax rebates initially will be financed by state lottery surplus; however, revenues from newly legalized slot machines have begun to flow into the Commonwealth's coffers. Casino openings are expected to accelerate over the next couple of years with the development and construction of newly licensed casino operator projects. The new gaming revenues should provide for an estimated average reduction of $200 in homeowners' school property tax bills. Furthermore, Act 1 requires school boards to seek voter approval for tax increases that exceed inflation except for certain reasons. In addition, the law requires most school districts in 2007 to ask voters whether they want to cut property taxes further by increasing local income taxes.

Pennsylvania ranks 25th in the nation in terms of debt per capita and 27th in debt as a percent of personal income, according to Moody's. Pennsylvania ranked 18th in per capita income in 2004, according to the U.S. Census Bureau. The November 2006 unemployment rate was 4.5%, consistent with the national rate.

How did the Fund perform during the period?

For the six-month period ended January 31, 2007, BlackRock Pennsylvania Municipal Bond Fund's (formerly Merrill Lynch Pennsylvania Municipal Bond Fund) Institutional, Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares had total returns of +2.96%, +2.92%, +2.83%, +2.81%, +2.44%, +2.70%, +2.53% and +2.55%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 -- 18 of this report to shareholders.) For the same period, the benchmark Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationwide, returned +3.06%. The Lipper Pennsylvania Municipal Debt Funds category had an average return of +2.85% for the six-month period. Unlike the Lehman Index, the Lipper category consists of funds that limit their investment to those securities exempt from taxation in Pennsylvania.

Fund performance continued to benefit from our focus on the long end of the yield curve, which outperformed the shorter end as the curve flattened, as well as from the portfolio's advantageous income component compared to its peers. In fact, the Fund increased its average coupon to above the industry average as a result of its merger with the former BlackRock Pennsylvania Municipal Portfolio in October. Also additive to performance were our positions in lower rated issues, which continued to register strong price performance as credit spreads in the municipal bond market continued to contract.

Bond calls detracted from performance during the period, as we were not able to replace our higher yielding credits with similar coupons in the prevailing low interest rate environment.


8       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

What changes were made to the portfolio during the period?

We did not significantly alter the portfolio's composition or adjust our underlying strategy during the six-month period. We maintained our focus on protecting the Fund's net asset value and providing shareholders with above average income. We continued to emphasize longer dated bonds, typically in the 25-year to 30-year maturity range, as the yield curve flattened.

After the Fund absorbed the former BlackRock Pennsylvania Municipal Portfolio in October, its duration declined to below the Lipper peer group average. We began to take steps to increase duration, although our efforts were hampered by the lack of longer dated bonds in the Pennsylvania municipal market. Although bond issuance by Pennsylvania municipalities was up 23% over the six-month period, the new bonds generally came with shorter maturities and lower yields than we were targeting. This made for few compelling investment opportunities.

We maintained ample exposure to tax-exempt bonds issued by the Commonwealth of Puerto Rico. These bonds are tax-exempt in all 50 states, and we believe the case for continued investment in Puerto Rico bonds remains strong.

How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a slightly short duration relative to our peers, although we are looking to increase duration. Municipal yields and credit spreads are near their all time lows and the slope of the yield curve is historically very flat. However, a favorable supply/demand environment should continue to be supportive of present valuations in the municipal market.

Against this backdrop, we intend to continue our efforts to enhance yield for shareholders while also protecting the Fund's underlying value. To that end, we continue to look for maturities in the 25-year area and to favor a neutral to slightly long portfolio duration, which offers the benefit of incremental yield. Ultimately, we believe that above average yields can provide for competitive Fund returns over time.

Robert D. Sneeden
Vice President and Portfolio Manager
BlackRock Florida Municipal Bond Fund

Timothy T. Browse, CFA
Portfolio Manager
BlackRock New Jersey Municipal Bond Fund

William R. Bock
Vice President and Portfolio Manager
BlackRock Pennsylvania Municipal Bond Fund

February 28, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, Timothy T. Browse assumed responsibility for the day-to-day management of BlackRock New Jersey Municipal Bond Fund's portfolio. Mr. Browse is a Vice President of BlackRock, Inc. Previously, he was a Vice President in the Municipal Tax-Exempt Fund Management group of Merrill Lynch Investment Managers (MLIM) from 2004 to 2006. Prior to joining MLIM, Mr. Browse was a Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003, and Vice President and portfolio manager in the municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective, October 2, 2006, BlackRock Florida Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively.
--------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007        9

Performance Data

About Fund Performance

Effective October 2, 2006, BlackRock Florida Municipal Bond Funds' Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, BlackRock Florida Municipal Bond Fund's Investor A Shares and Investor C Shares commenced operations. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Service Shares, Investor A Shares, Investor B Shares and Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time.

BlackRock Florida Municipal Bond Fund

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fee and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

o Investor A1 Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.


10       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any front-end load sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

o Investor A1 Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.10% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than ten years reflect this conversion. Prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B Share fees.

o Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than ten years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

o Investor C1 Shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Funds' performance may have been lower.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       11

Recent Performance Results

                                                                  6-Month         12-Month          10-Year      Standardized
As of January 31, 2007                                         Total Return     Total Return      Total Return   30-Day Yield
=============================================================================================================================
BlackRock Florida Municipal Bond Fund Institutional Shares*        +3.19%           +4.53%           +69.63%          3.83%
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor A Shares*           +2.96            +4.17            +65.30           3.43
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor A1 Shares*          +3.14            +4.43            +67.79           3.58
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor B Shares*           +2.93            +4.01            +61.28           3.33
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor C Shares*           +2.57            +3.40            +53.40           2.83
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund Investor C1 Shares*          +2.88            +3.91            +59.54           3.23
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Institutional Shares*     +3.40            +5.67            +66.77           3.88
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Service Shares*           +3.27            +5.40            +62.66           3.63
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor A Shares*        +3.27            +5.40            +62.66           3.47
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor A1 Shares*       +3.25            +5.56            +65.29           3.63
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor B Shares*        +2.88            +4.62            +50.95           2.88
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor B1 Shares*       +3.04            +5.14            +58.56           3.38
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor C Shares*        +2.88            +4.62            +50.95           2.88
-----------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund Investor C1 Shares*       +3.09            +5.03            +57.15           3.28
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Institutional Shares*   +2.96            +4.59            +69.13           3.87
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Service Shares*         +2.92            +4.42            +65.12           3.62
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor A Shares*      +2.83            +4.33            +64.97           3.46
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor A1 Shares*     +2.81            +4.48            +67.46           3.62
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor B Shares*      +2.44            +3.55            +53.09           2.86
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor B1 Shares*     +2.70            +4.06            +60.80           3.36
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor C Shares*      +2.53            +3.64            +53.23           2.87
-----------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund Investor C1 Shares*     +2.55            +3.96            +59.20           3.27
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                             +3.06            +4.29            +74.22             --
-----------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


12       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Performance Data (continued)               BlackRock Florida Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A & Investor A1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from January 1997 to January 2007:

                   BR Florida Municipal     BR Florida Municipal     BR Florida Municipal       Lehman Brothers
                              Bond Fund                Bond Fund                Bond Fund        Municipal Bond
                 Institutional Shares*+      Investor A Shares*+     Investor A1 Shares*+               Index++
1/97                            $10,000                  $ 9,575                  $ 9,600               $10,000
1/98                            $10,984                  $10,491                  $10,525               $11,011
1/99                            $11,656                  $11,106                  $11,158               $11,743
1/00                            $10,850                  $10,312                  $10,373               $11,317
1/01                            $12,204                  $11,569                  $11,657               $12,820
1/02                            $12,912                  $12,210                  $12,334               $13,576
1/03                            $13,849                  $13,064                  $13,216               $14,590
1/04                            $14,746                  $13,875                  $14,044               $15,492
1/05                            $15,590                  $14,633                  $14,834               $16,244
1/06                            $16,227                  $15,193                  $15,425               $16,704
1/07                            $16,963                  $15,827                  $16,108               $17,422

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 1/31/07                                                 +4.53%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                               +5.61
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                                +5.43
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 1/31/07                             +4.17%              -0.25%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +5.33               +4.42
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +5.15               +4.70
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge       Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 1/31/07                             +4.43%              +0.25%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +5.48               +4.63
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +5.31               +4.88
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 4%.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       13

Performance Data (continued)               BlackRock Florida Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Investor B, Investor C & Investor C1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from January 1997 to January 2007:

                    BR Florida Municipal        BR Florida Municipal         BR Florida Municipal          Lehman Brothers
                               Bond Fund                   Bond Fund                    Bond Fund           Municipal Bond
                     Investor B Shares*+         Investor C Shares*+         Investor C1 Shares*+                  Index++
1/97                             $10,000                     $10,000                      $10,000                  $10,000
1/98                             $10,929                     $10,876                      $10,908                  $11,011
1/99                             $11,539                     $11,427                      $11,506                  $11,743
1/00                             $10,687                     $10,531                      $10,643                  $11,317
1/01                             $11,959                     $11,727                      $11,900                  $12,820
1/02                             $12,590                     $12,284                      $12,528                  $13,576
1/03                             $13,436                     $13,046                      $13,357                  $14,590
1/04                             $14,233                     $13,753                      $14,122                  $15,492
1/05                             $14,973                     $14,396                      $14,841                  $16,244
1/06                             $15,506                     $14,836                      $15,354                  $16,704
1/07                             $16,128                     $15,340                      $15,954                  $17,422

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                   Return              Return
                                                Without CDSC        With CDSC***
================================================================================
Investor B Shares*
================================================================================
One Year Ended 1/31/07                             +4.01%              +0.01%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +5.08               +4.75
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.90               +4.90
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC***
================================================================================
Investor C Shares**
================================================================================
One Year Ended 1/31/07                             +3.40%              +2.40%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.54               +4.54
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.37               +4.37
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC        With CDSC***
================================================================================
Investor C1 Shares**
================================================================================
One Year Ended 1/31/07                             +3.91%              +2.91%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.95               +4.95
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.78               +4.78
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
** Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
***   Assuming payment of applicable contingent deferred sales charge.


14       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Performance Data (continued)            BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A & Investor A1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from January 1997 to January 2007:

                    BR New Jersey          BR New Jersey           BR New Jersey            BR New Jersey       Lehman Brothers
              Municipal Bond Fund    Municipal Bond Fund     Municipal Bond Fund      Municipal Bond Fund        Municipal Bond
           Institutional Shares*+       Service Shares*+     Investor A Shares*+     Investor A1 Shares*+               Index++
1/97                      $10,000                $10,000                 $ 9,575                  $ 9,600               $10,000
1/98                      $10,977                $10,949                 $10,484                  $10,527               $11,011
1/99                      $11,690                $11,632                 $11,138                  $11,201               $11,743
1/00                      $10,657                $10,578                 $10,128                  $10,200               $11,317
1/01                      $12,156                $12,035                 $11,524                  $11,634               $12,820
1/02                      $12,702                $12,545                 $12,011                  $12,133               $13,576
1/03                      $13,436                $13,237                 $12,674                  $12,834               $14,590
1/04                      $14,315                $14,068                 $13,470                  $13,649               $15,492
1/05                      $15,148                $14,849                 $14,218                  $14,442               $16,244
1/06                      $15,783                $15,433                 $14,777                  $15,032               $16,704
1/07                      $16,677                $16,266                 $15,575                  $15,868               $17,422

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 1/31/07                                                 +5.67%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                               +5.60
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                                +5.25
--------------------------------------------------------------------------------

                                                                       Return
================================================================================
Service Shares
================================================================================
One Year Ended 1/31/07                                                 +5.40%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                               +5.33
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                                +4.99
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 1/31/07                             +5.40%              +0.92%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +5.33               +4.42
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.99               +4.53
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge       Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 1/31/07                             +5.56%              +1.34%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +5.51               +4.66
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +5.15               +4.73
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 4%.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       15

Performance Data (continued)            BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Investor B, Investor B1, Investor C & Investor C1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from January 1997 to January 2007:

                    BR New Jersey            BR New Jersey            BR New Jersey            BR New Jersey      Lehman Brothers
              Municipal Bond Fund      Municipal Bond Fund      Municipal Bond Fund      Municipal Bond Fund       Municipal Bond
              Investor B Shares*+     Investor B1 Shares*+      Investor C Shares*+     Investor C1 Shares*+              Index++
1/97                      $10,000                  $10,000                  $10,000                  $10,000              $10,000
1/98                      $10,868                  $10,921                  $10,868                  $10,920              $11,011
1/99                      $11,460                  $11,573                  $11,460                  $11,560              $11,743
1/00                      $10,343                  $10,496                  $10,343                  $10,464              $11,317
1/01                      $11,681                  $11,912                  $11,681                  $11,876              $12,820
1/02                      $12,085                  $12,384                  $12,085                  $12,322              $13,576
1/03                      $12,657                  $13,034                  $12,657                  $12,969              $14,590
1/04                      $13,351                  $13,818                  $13,351                  $13,736              $15,492
1/05                      $13,988                  $14,548                  $13,988                  $14,448              $16,244
1/06                      $14,429                  $15,081                  $14,429                  $14,962              $16,704
1/07                      $15,095                  $15,856                  $15,095                  $15,715              $17,422

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor B Shares*
================================================================================
One Year Ended 1/31/07                             +4.62%              +0.12%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.55               +4.21
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.20               +4.20
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor B1 Shares**
================================================================================
One Year Ended 1/31/07                             +5.14%              +1.14%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +5.07               +4.74
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.72               +4.72
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 1/31/07                             +4.62%              +3.62%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.55               +4.55
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.20               +4.20
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor C1 Shares+
================================================================================
One Year Ended 1/31/07                             +5.03%              +4.03%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.98               +4.98
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.62               +4.62
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
** Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++    Assuming payment of applicable contingent deferred sales charge.


16       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Performance Data (continued)          BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A & Investor A1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from January 1997 to January 2007:

                    BR Pennsylvania         BR Pennsylvania         BR Pennsylvania          BR Pennsylvania     Lehman Brothers
                Municipal Bond Fund     Municipal Bond Fund     Municipal Bond Fund      Municipal Bond Fund      Municipal Bond
             Institutional Shares*+        Service Shares*+     Investor A Shares*+     Investor A1 Shares*+             Index++
1/97                        $10,000                 $10,000                  $9,575                   $9,600             $10,000
1/98                        $10,993                 $10,965                 $10,499                  $10,542             $11,011
1/99                        $11,709                 $11,651                 $11,155                  $11,217             $11,743
1/00                        $10,979                 $10,897                 $10,434                  $10,509             $11,317
1/01                        $12,384                 $12,261                 $11,740                  $11,841             $12,820
1/02                        $13,108                 $12,946                 $12,396                  $12,532             $13,576
1/03                        $14,007                 $13,799                 $13,213                  $13,365             $14,590
1/04                        $15,005                 $14,745                 $14,119                  $14,305             $15,492
1/05                        $15,706                 $15,396                 $14,742                  $14,958             $16,244
1/06                        $16,172                 $15,813                 $15,141                  $15,387             $16,704
1/07                        $16,913                 $16,512                 $15,796                  $16,076             $17,422

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                       Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 1/31/07                                                 +4.59%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                               +5.23
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                                +5.40
--------------------------------------------------------------------------------

                                                                       Return
================================================================================
Service Shares
================================================================================
One Year Ended 1/31/07                                                 +4.42%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                                               +4.99
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                                                +5.14
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge        Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 1/31/07                             +4.33%              -0.11%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.97               +4.06
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +5.13               +4.68
--------------------------------------------------------------------------------

                                              Return Without        Return With
                                               Sales Charge       Sales Charge**
================================================================================
Investor A1 Shares
================================================================================
One Year Ended 1/31/07                             +4.48%              +0.30%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +5.11               +4.25
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +5.29               +4.86
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 4.25%.
**    Assuming maximum sales charge of 4%.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       17

Performance Data (concluded)          BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Investor B, Investor B1, Investor C & Investor C1 Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from January 1997 to January 2007:

                BR Pennsylvania          BR Pennsylvania          BR Pennsylvania          BR Pennsylvania      Lehman Brothers
            Municipal Bond Fund      Municipal Bond Fund      Municipal Bond Fund      Municipal Bond Fund       Municipal Bond
            Investor B Shares*+     Investor B1 Shares*+      Investor C Shares*+     Investor C1 Shares*+              Index++
1/97                    $10,000                  $10,000                  $10,000                  $10,000              $10,000
1/98                    $10,884                  $10,937                  $10,884                  $10,926              $11,011
1/99                    $11,478                  $11,591                  $11,478                  $11,567              $11,743
1/00                    $10,656                  $10,813                  $10,656                  $10,781              $11,317
1/01                    $11,900                  $12,124                  $11,900                  $12,086              $12,820
1/02                    $12,471                  $12,780                  $12,471                  $12,728              $13,576
1/03                    $13,194                  $13,587                  $13,194                  $13,506              $14,590
1/04                    $13,994                  $14,483                  $13,994                  $14,382              $15,492
1/05                    $14,503                  $15,084                  $14,503                  $14,963              $16,244
1/06                    $14,785                  $15,452                  $14,785                  $15,314              $16,704
1/07                    $15,309                  $16,080                  $15,323                  $15,920              $17,422

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests primarily in long-term investment grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor B Shares*
================================================================================
One Year Ended 1/31/07                             +3.55%              -0.95%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.19               +3.84
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.35               +4.35
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor B1 Shares**
================================================================================
One Year Ended 1/31/07                             +4.06%              +0.06%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.70               +4.37
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.86               +4.86
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 1/31/07                             +3.64%              +2.64%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.20               +4.20
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.36               +4.36
--------------------------------------------------------------------------------

                                                   Return              Return
                                                Without CDSC         With CDSC++
================================================================================
Investor C1 Shares+
================================================================================
One Year Ended 1/31/07                             +3.96%              +2.96%
--------------------------------------------------------------------------------
Five Years Ended 1/31/07                           +4.58               +4.58
--------------------------------------------------------------------------------
Ten Years Ended 1/31/07                            +4.76               +4.76
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
** Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++    Assuming payment of applicable contingent deferred sales charge.


18       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2006 and held through January 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                           BlackRock Florida Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                               Expenses Paid
                                                                                          Ending                During the
                                                                 Beginning             Account Value          Period++ Ended
                                                              Account Value+         January 31, 2007        January 31, 2007*
==============================================================================================================================
Actual
==============================================================================================================================
Institutional                                                     $1,000                 $1,031.90                $ 5.63
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,029.60                $ 7.01
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,031.40                $ 6.20
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,029.30                $ 8.24
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,025.70                $10.82
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,028.80                $ 8.80
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Institutional                                                     $1,000                 $1,019.65                $ 5.60
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,018.29                $ 6.97
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,019.10                $ 6.16
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,017.08                $ 8.19
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,014.51                $10.76
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,016.53                $ 8.74
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Institutional, 1.37% for Investor A, 1.21% for Investor A1, 1.61% for Investor B, 2.12% for Investor C and 1.72% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1, Investor B and Investor C1 Shares and 121/365 for Investor A and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B and Investor C1 Shares and the actual days since inception for Investor A and Investor C Shares divided by 365.
+ August 1, 2006 for Institutional, Investor A1, Investor B and Investor C1 Shares and October 2, 2006 (commencement of operations) for Investor A and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B and Investor C1 Shares and from October 2, 2006 (commencement of operations) to January 31, 2007 for Investor A and Investor C Shares.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       19

Disclosure of Expenses (continued)         BlackRock Florida Municipal Bond Fund

Excluding Interest Expense and Fees

                                                                                                              Expenses Paid
                                                                                          Ending                During the
                                                                Beginning              Account Value          Period++ Ended
                                                              Account Value+         January 31, 2007        January 31, 2007*
==============================================================================================================================
Actual
==============================================================================================================================
Institutional                                                     $1,000                 $1,031.90                 $4.10
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,029.60                 $5.42
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,031.40                 $4.61
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,029.30                 $6.65
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,025.70                 $9.24
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,028.80                 $7.21
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Institutional                                                     $1,000                 $1,021.17                 $4.08
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,019.86                 $5.40
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,020.66                 $4.58
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,018.65                 $6.61
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,016.08                 $9.20
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,018.09                 $7.17
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.80% for Institutional, 1.06% for Investor A, .90% for Investor A1, 1.30% for Investor B, 1.81% for Investor C and 1.41% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1, Investor B and Investor C1 Shares and 121/365 for Investor A and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B and Investor C1 Shares and the actual days since inception for Investor A and Investor C Shares divided by 365.
+ August 1, 2006 for Institutional, Investor A1, Investor B and Investor C1 Shares and October 2, 2006 (commencement of operations) for Investor A and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B and Investor C1 Shares and from October 2, 2006 (commencement of operations) to January 31, 2007 for Investor A and Investor C Shares.


20       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Disclosure of Expenses (continued)      BlackRock New Jersey Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                               Expenses Paid
                                                                                          Ending                During the
                                                                 Beginning             Account Value          Period++ Ended
                                                              Account Value+         January 31, 2007        January 31, 2007*
==============================================================================================================================
Actual
==============================================================================================================================
Institutional                                                     $1,000                 $1,034.00                 $4.87
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,032.70                 $5.99
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,032.70                 $5.99
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,032.50                 $5.69
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,028.80                 $9.82
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,030.40                 $7.73
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,028.80                 $9.82
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,030.90                 $8.24
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Institutional                                                     $1,000                 $1,020.42                 $4.84
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,019.31                 $5.96
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,019.31                 $5.96
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,019.61                 $5.65
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,015.53                 $9.75
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,017.59                 $7.68
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,015.53                 $9.75
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,017.09                 $8.19
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.95% for Institutional, 1.17% for Service, 1.17% for Investor A, 1.11% for Investor A1, 1.92% for Investor B, 1.51% for Investor B1, 1.92% for Investor C and 1.61% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and 121/365 for Service, Investor A, Investor B and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B1 and Investor C1 Shares and the actual days since inception for Service, Investor A, Investor B and Investor C Shares divided by 365.
+ August 1, 2006 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and October 2, 2006 (commencement of operations) for Service, Investor A, Investor B and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B1 and Investor C1 Shares and from October 2, 2006 (commencement of operations) to January 31, 2007 for Service, Investor A, Investor B and Investor C Shares.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       21

Disclosure of Expenses (continued)      BlackRock New Jersey Municipal Bond Fund

Excluding Interest Expense and Fees

                                                                                                               Expenses Paid
                                                                                          Ending                During the
                                                                 Beginning             Account Value          Period++ Ended
                                                              Account Value+         January 31, 2007        January 31, 2007*
==============================================================================================================================
Actual
==============================================================================================================================
Institutional                                                     $1,000                 $1,034.00                 $3.18
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,032.70                 $4.35
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,032.70                 $4.35
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,032.50                 $4.00
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,028.80                 $8.18
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,030.40                 $6.09
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,028.80                 $8.18
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,030.90                 $6.60
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Institutional                                                     $1,000                 $1,022.08                 $3.16
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,020.92                 $4.33
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,020.92                 $4.33
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,021.27                 $3.97
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,017.14                 $8.13
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,019.21                 $6.06
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,017.14                 $8.13
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,018.70                 $6.56
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.62% for Institutional, .85% for Service, .85% for Investor A, .78% for Investor A1, 1.60% for Investor B, 1.19% for Investor B1, 1.60% for Investor C and 1.29% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and 121/365 for Service, Investor A, Investor B and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B1 and Investor C1 Shares and the actual days since inception for Service, Investor A, Investor B and Investor C Shares divided by 365.
+ August 1, 2006 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and October 2, 2006 (commencement of operations) for Service, Investor A, Investor B and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B1 and Investor C1 Shares and from October 2, 2006 (commencement of operations) to January 31, 2007 for Service, Investor A, Investor B and Investor C Shares.


22       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Disclosure of Expenses (continued)    BlackRock Pennsylvania Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                               Expenses Paid
                                                                                          Ending                During the
                                                                 Beginning             Account Value          Period++ Ended
                                                              Account Value+         January 31, 2007        January 31, 2007*
==============================================================================================================================
Institutional                                                     $1,000                 $1,029.60                 $4.86
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,029.20                 $6.04
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,028.30                 $6.13
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,028.10                 $5.98
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,024.40                 $9.95
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,027.00                 $8.07
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,025.30                 $9.95
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,025.50                 $8.58
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Institutional                                                     $1,000                 $1,020.41                 $4.84
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,019.25                 $6.01
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,019.15                 $6.11
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,019.30                 $5.95
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,015.37                 $9.91
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,017.24                 $8.03
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,015.37                 $9.91
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,016.73                 $8.54
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.95% for Institutional, 1.18% for Service, 1.20% for Investor A, 1.17% for Investor A1, 1.95% for Investor B, 1.58% for Investor B1, 1.95% for Investor C and 1.68% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and 121/365 for Service, Investor A, Investor B and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B1 and Investor C1 Shares and the actual days since inception for Service, Investor A, Investor B and Investor C Shares divided by 365.
+ August 1, 2006 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and October 2, 2006 (commencement of operations) for Service, Investor A, Investor B and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B1 and Investor C1 Shares and from October 2, 2006 (commencement of operations) to January 31, 2007 for Service, Investor A, Investor B and Investor C Shares.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       23

Disclosure of Expenses (concluded)    BlackRock Pennsylvania Municipal Bond Fund

Excluding Interest Expense and Fees

                                                                                                               Expenses Paid
                                                                                          Ending                During the
                                                                 Beginning             Account Value          Period++ Ended
                                                              Account Value+         January 31, 2007        January 31, 2007*
==============================================================================================================================
Institutional                                                     $1,000                 $1,029.60                 $3.07
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,029.20                 $4.25
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,028.30                 $4.35
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,028.10                 $4.19
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,024.40                 $8.16
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,027.00                 $6.28
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,025.30                 $8.17
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,025.50                 $6.74
==============================================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================================
Institutional                                                     $1,000                 $1,022.18                 $3.06
------------------------------------------------------------------------------------------------------------------------------
Service                                                           $1,000                 $1,021.02                 $4.23
------------------------------------------------------------------------------------------------------------------------------
Investor A                                                        $1,000                 $1,020.92                 $4.33
------------------------------------------------------------------------------------------------------------------------------
Investor A1                                                       $1,000                 $1,021.07                 $4.18
------------------------------------------------------------------------------------------------------------------------------
Investor B                                                        $1,000                 $1,017.13                 $8.13
------------------------------------------------------------------------------------------------------------------------------
Investor B1                                                       $1,000                 $1,019.00                 $6.26
------------------------------------------------------------------------------------------------------------------------------
Investor C                                                        $1,000                 $1,017.13                 $8.13
------------------------------------------------------------------------------------------------------------------------------
Investor C1                                                       $1,000                 $1,018.55                 $6.72
------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Institutional, .83% for Service, .85% for Investor A, .82% for Investor A1, 1.60% for Investor B, 1.23% for Investor B1, 1.60% for Investor C and 1.32% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and 121/365 for Service, Investor A, Investor B and Investor C Shares (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year for Institutional, Investor A1, Investor B1 and Investor C1 Shares and the actual days since inception for Service, Investor A, Investor B and Investor C Shares divided by 365.
+ August 1, 2006 for Institutional, Investor A1, Investor B1 and Investor C1 Shares and October 2, 2006 (commencement of operations) for Service, Investor A, Investor B and Investor C Shares.
++ The period represents the six months ended for Institutional, Investor A1, Investor B1 and Investor C1 Shares and from October 2, 2006 (commencement of operations) to January 31, 2007 for Service, Investor A, Investor B and Investor C Shares.


24       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Portfolio Information as of January 31, 2007

BlackRock Florida Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                      Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...............................................     80.1%
General Obligation Bonds ..........................................      9.4
Prerefunded Bonds* ................................................      7.7
Other** ...........................................................      2.8
--------------------------------------------------------------------------------
*     Backed by an escrow fund.
** Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                        Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     52.8%
AA/Aa .............................................................      4.3
A/A ...............................................................     10.5
BBB/Baa ...........................................................     11.6
NR (Not Rated) ....................................................     18.0
Other* ............................................................      2.8
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

BlackRock New Jersey Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                      Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...............................................     66.3%
General Obligation Bonds ..........................................     18.8
Prerefunded Bonds* ................................................     12.5
Other** ...........................................................      2.4
--------------------------------------------------------------------------------
*     Backed by an escrow fund.
** Includes portfolio holdings in variable rate demand notes and short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                        Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     57.1%
AA/Aa .............................................................      8.2
A/A ...............................................................      6.8
BBB/Baa ...........................................................     15.8
BB/Ba .............................................................      1.0
B/B ...............................................................      1.0
CCC/Caa ...........................................................      1.1
NR (Not Rated) ....................................................      6.6
Other* ............................................................      2.4
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

BlackRock Pennsylvania Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                      Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...............................................     55.4%
General Obligation Bonds ..........................................     34.2
Prerefunded Bonds* ................................................      7.3
Other** ...........................................................      3.1
--------------------------------------------------------------------------------
*     Backed by an escrow fund.
** Includes portfolio holdings in variable rate demand notes and short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                        Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     65.8%
AA/Aa .............................................................     11.5
A/A ...............................................................      4.5
BBB/Baa ...........................................................      8.0
BB/Ba .............................................................      0.3
CCC/Caa ...........................................................      0.1
NR (Not Rated) ....................................................      6.7
Other* ............................................................      3.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       25

Schedule of Investments as of January 31, 2007 (Unaudited)
                            BlackRock Florida Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
Florida -- 82.4%
----------------------------------------------------------------------------------------------
         $1,095      Altamonte Springs, Florida, Health Facilities Authority,
                     Hospital Revenue Bonds (Adventist Health Systems --
                     Sunbelt), 7% due 10/01/2014 (e)                                  $  1,319
----------------------------------------------------------------------------------------------
          1,230      Ballantrae, Florida, Community Development District,
                     Capital Improvement Revenue Bonds, 6% due 5/01/2035                 1,294
----------------------------------------------------------------------------------------------
          1,000      Cape Coral, Florida, Special Obligation Revenue Bonds,
                     5% due 10/01/2033 (j)                                               1,054
----------------------------------------------------------------------------------------------
            545      Capital Trust Agency, Florida, Air Cargo Revenue Bonds,
                     AMT, 6.25% due 1/01/2019                                              580
----------------------------------------------------------------------------------------------
                     Citrus County, Florida, Hospital Board Revenue
                     Refunding Bonds (Citrus Memorial Hospital):
            930            6.25% due 8/15/2023                                           1,015
          1,500            6.375% due 8/15/2032                                          1,637
----------------------------------------------------------------------------------------------
          1,000      Cypress Lakes, Florida, Community Development District,
                     Special Assessment Bonds, Series A, 6% due 5/01/2034                1,055
----------------------------------------------------------------------------------------------
          1,250      Escambia County, Florida, Environmental Improvement
                     Revenue Bonds (International Paper Company Projects),
                     AMT, Series A, 4.75% due 12/01/2030                                 1,218
----------------------------------------------------------------------------------------------
          1,500      Fiddlers Creek, Florida, Community Development District
                     Number 2, Special Assessment Revenue Bonds, Series A,
                     6.375% due 5/01/2035                                                1,604
----------------------------------------------------------------------------------------------
          1,055      Florida HFA, Homeowner Mortgage Revenue Bonds,
                     AMT, Series 3, 6.35% due 7/01/2028 (g)(j)                           1,077
----------------------------------------------------------------------------------------------
            485      Florida Housing Finance Corporation, Homeowner
                     Mortgage Revenue Refunding Bonds, AMT, Series 4,
                     6.25% due 7/01/2022 (h)                                               495
----------------------------------------------------------------------------------------------
          1,383      Florida State Board of Education, Lottery Revenue Bonds,
                     DRIVERS, Series 222, 8.554% due 7/01/2017 (f)(m)                    1,623
----------------------------------------------------------------------------------------------
          1,900      Florida State Board of Education, Public Education,
                     Capital Outlay, GO, Series A, 5% due 6/01/2031                      1,998
----------------------------------------------------------------------------------------------
            965      Harbor Bay, Florida, Community Development District,
                     Capital Improvement Special Assessment Revenue
                     Bonds, Series A, 7% due 5/01/2033                                   1,040
----------------------------------------------------------------------------------------------
          2,000      Hernando County, Florida, School Board, COP, 5%
                     due 7/01/2035 (j)                                                   2,097
----------------------------------------------------------------------------------------------
                     Highlands County, Florida, Health Facilities Authority,
                     Hospital Revenue Bonds (Adventist Health System):
          3,500            Series A, 6% due 11/15/2011 (k)                               3,855
          1,250            Series C, 5.25% due 11/15/2036                                1,321
----------------------------------------------------------------------------------------------
                     Hillsborough County, Florida, IDA, Exempt Facilities
                     Revenue Bonds (National Gypsum Company), AMT:
          1,000            Series A, 7.125% due 4/01/2030                                1,095
          1,750            Series B, 7.125% due 4/01/2030                                1,916
----------------------------------------------------------------------------------------------
                     Jacksonville, Florida, Economic Development
                     Commission, Health Care Facilities Revenue Bonds
                     (Mayo Clinic -- Jacksonville):
          1,000            Series A, 5.50% due 11/15/2036                                1,064
          1,000            Series A, 5.50% due 11/15/2036 (j)                            1,070
          2,000            Series B, 5.50% due 11/15/2036                                2,129
            410            Series B, 5.50% due 11/15/2036 (j)                              439
----------------------------------------------------------------------------------------------
          2,050      Jacksonville, Florida, Economic Development
                     Commission, IDR (Metropolitan Parking Solutions
                     Project), AMT, 5.875% due 6/01/2031 (a)                             2,274
----------------------------------------------------------------------------------------------
          1,200      Jacksonville, Florida, Guaranteed Entitlement Revenue
                     Refunding and Improvement Bonds, 5.25%
                     due 10/01/2032 (f)                                                  1,267
----------------------------------------------------------------------------------------------
          1,000      Jacksonville, Florida, Health Facilities Authority, Hospital
                     Revenue Bonds (Baptist Medical Center Project), Series A,
                     5% due 8/15/2037                                                    1,025
----------------------------------------------------------------------------------------------
          1,520      Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
                     due 10/01/2027 (j)                                                  1,590
----------------------------------------------------------------------------------------------
            200      Lee County, Florida, Hospital Board of Directors,
                     Hospital Revenue Bonds (Memorial Health System),
                     VRDN, Series A, 3.71% due 4/01/2025 (l)                               200
----------------------------------------------------------------------------------------------
          1,200      Lee County, Florida, IDA, Health Care Facilities, Revenue
                     Refunding Bonds (Shell Point/Alliance Obligor Group),
                     5.125% due 11/15/2036                                               1,217
----------------------------------------------------------------------------------------------
            100      Manatee County, Florida, PCR, Refunding (Florida
                     Power and Light Company Project), VRDN, 3.68%
                     due 9/01/2024 (l)                                                     100
----------------------------------------------------------------------------------------------
          1,000      Marco Island, Florida, Utility System Revenue Bonds,
                     5% due 10/01/2033 (j)                                               1,043
----------------------------------------------------------------------------------------------
          2,320      Martin County, Florida, Health Facilities Authority,
                     Hospital Revenue Bonds (Martin Memorial Medical
                     Center), Series A, 5.875% due 11/15/2032                            2,499
----------------------------------------------------------------------------------------------
          3,435      Miami-Dade County, Florida, Aviation Revenue Bonds,
                     AMT, Series A, 5% due 10/01/2033 (h)                                3,530
----------------------------------------------------------------------------------------------
                     Miami-Dade County, Florida, Expressway Authority, Toll
                     System Revenue Bonds, Series B (f):
          2,495            5.25% due 7/01/2026                                           2,687
          3,450            5% due 7/01/2033                                              3,604
----------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


26       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

                            BlackRock Florida Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
Florida (continued)
----------------------------------------------------------------------------------------------
         $1,250      Miami-Dade County, Florida, Solid Waste System
                     Revenue Bonds, 5.25% due 10/01/2030 (j)                          $  1,346
----------------------------------------------------------------------------------------------
          1,000      Middle Village Community Development District, Florida,
                     Special Assessment Bonds, Series A, 6% due 5/01/2035                1,046
----------------------------------------------------------------------------------------------
          1,000      Midtown Miami, Florida, Community Development
                     District, Special Assessment Revenue Bonds, Series A,
                     6.25% due 5/01/2037                                                 1,085
----------------------------------------------------------------------------------------------
            990      Oak Creek, Florida, Community Development District,
                     Special Assessment Bonds, 5.80% due 5/01/2035                       1,029
----------------------------------------------------------------------------------------------
            990      Old Palm Community Development District, Florida,
                     Special Assessment Bonds (Palm Beach Gardens),
                     Series A, 5.90% due 5/01/2035                                       1,045
----------------------------------------------------------------------------------------------
                     Orange County, Florida, Health Facilities Authority,
                     Hospital Revenue Bonds (k):
            500            (Adventist Health System), 6.25% due 11/15/2012                 559
          2,705            (Orlando Regional Healthcare), 6% due 12/01/2012              2,991
----------------------------------------------------------------------------------------------
          1,500      Orlando and Orange County, Florida, Expressway
                     Authority Revenue Bonds, Series B, 5% due 7/01/2035 (b)             1,567
----------------------------------------------------------------------------------------------
          1,000      Orlando, Florida, Greater Orlando Aviation Authority,
                     Airport Facilities Revenue Bonds (JetBlue Airways Corp.),
                     AMT, 6.375% due 11/15/2026                                          1,074
----------------------------------------------------------------------------------------------
                     Orlando, Florida, Urban Community Development
                     District, Capital Improvement Special Assessment Bonds:
          1,000            6.25% due 5/01/2034                                           1,076
            960            Series A, 6.95% due 5/01/2033                                 1,036
----------------------------------------------------------------------------------------------
          1,265      Osceola County, Florida, Infrastructure Sales Surplus
                     Tax Revenue Bonds, 5.25% due 10/01/2025 (b)                         1,336
----------------------------------------------------------------------------------------------
          2,000      Osceola County, Florida, School Board, COP, Series A,
                     5.25% due 6/01/2027 (b)                                             2,117
----------------------------------------------------------------------------------------------
            925      Osceola County, Florida, Tourist Development Tax
                     Revenue Bonds, Series A, 5.50% due 10/01/2027 (f)                     988
----------------------------------------------------------------------------------------------
          1,000      Palm Beach County, Florida, School Board, COP,
                     Series A, 5% due 8/01/2031 (h)                                      1,049
----------------------------------------------------------------------------------------------
          1,000      Palm Coast, Florida, Utility System Revenue Bonds, 5%
                     due 10/01/2027 (j)                                                  1,043
----------------------------------------------------------------------------------------------
                     Park Place Community Development District, Florida,
                     Special Assessment Revenue Bonds:
            500            6.75% due 5/01/2032                                             533
            985            6.375% due 5/01/2034                                          1,051
----------------------------------------------------------------------------------------------
          2,080      Pasco County, Florida, Health Facilities Authority, Gross
                     Revenue Bonds (Adventist Health System -- Sunbelt), 7%
                     due 10/01/2014 (e)                                                  2,479
----------------------------------------------------------------------------------------------
          2,000      Pinellas County, Florida, Health Facilities Authority
                     Revenue Bonds (BayCare Health System Inc.), 5.75%
                     due 5/15/2013 (k)                                                   2,206
----------------------------------------------------------------------------------------------
            200      Pinellas County, Florida, Health Facilities Authority,
                     Revenue Refunding Bonds (Pooled Hospital Loan
                     Program), DATES, VRDN, 3.68% due 12/01/2015 (b)(l)                    200
----------------------------------------------------------------------------------------------
          1,300      Polk County, Florida, Public Facilities Revenue Bonds,
                     5% due 12/01/2033 (j)                                               1,367
----------------------------------------------------------------------------------------------
            100      Reunion East Community Development District, Florida,
                     Special Assessment, Series B, 5.90% due 11/01/2007                    100
----------------------------------------------------------------------------------------------
          1,000      Saint Johns County, Florida, Sales Tax Revenue Bonds,
                     Series A, 5.25% due 10/01/2028 (b)                                  1,070
----------------------------------------------------------------------------------------------
          1,080      Sandy Creek Community Development District, Florida,
                     Special Assessment Bonds, Series B, 5% due 11/01/2010               1,088
----------------------------------------------------------------------------------------------
            900      South Florida Water Management District, COP, 5%
                     due 10/01/2036 (b)                                                    946
----------------------------------------------------------------------------------------------
            985      South Kendall, Florida, Community Development
                     District, Special Assessment Bonds, Series A, 5.90%
                     due 5/01/2035                                                       1,037
----------------------------------------------------------------------------------------------
                     South Lake County, Florida, Hospital District Revenue
                     Bonds (South Lake Hospital Inc.):
          1,000            5.80% due 10/01/2034                                          1,040
            995            6.375% due 10/01/2034                                         1,094
----------------------------------------------------------------------------------------------
            430      Sterling Hill, Florida, Community Development District,
                     Capital Improvement Revenue Refunding Bonds, Series B,
                     5.50% due 11/01/2010                                                  430
----------------------------------------------------------------------------------------------
            145      Stoneybrook West, Florida, Community Development
                     District, Special Assessment Revenue Bonds, Series B,
                     6.45% due 5/01/2010                                                   146
----------------------------------------------------------------------------------------------
          2,860      University of Central Florida (UCF) Athletics Association
                     Inc., COP, Series A, 5.25% due 10/01/2034 (f)                       3,048
----------------------------------------------------------------------------------------------
          1,000      Village Center Community Development District, Florida,
                     Utility Revenue Bonds, 5.125% due 10/01/2028 (j)                    1,052
----------------------------------------------------------------------------------------------
          1,445      Vista Lakes Community Development District, Florida,
                     Capital Improvement Revenue Bonds, Series A, 6.75%
                     due 5/01/2034                                                       1,567
----------------------------------------------------------------------------------------------
          1,000      Volusia County, Florida, IDA, Student Housing Revenue
                     Bonds (Stetson University Project), Series A, 5%
                     due 6/01/2035 (d)                                                   1,050
----------------------------------------------------------------------------------------------
          1,000      West Villages Improvement District, Florida, Special
                     Assessment Revenue Refunding Bonds (Unit of
                     Development Number 2), 5.35% due 5/01/2015                          1,032
----------------------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       27

Schedule of Investments (concluded)
                            BlackRock Florida Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
New Jersey -- 2.3%
----------------------------------------------------------------------------------------------
                     New Jersey EDA, Cigarette Tax Revenue Bonds:
         $1,500            5.50% due 6/15/2024                                        $  1,572
          1,020            5.75% due 6/15/2034                                           1,089
==============================================================================================
Puerto Rico -- 2.2%
----------------------------------------------------------------------------------------------
          1,365      Puerto Rico Industrial, Tourist, Educational, Medical and
                     Environmental Control Facilities Revenue Bonds
                     (Cogeneration Facility -- AES Puerto Rico Project), AMT,
                     6.625% due 6/01/2026                                                1,477
----------------------------------------------------------------------------------------------
          1,000      Puerto Rico Public Buildings Authority, Government Facilities
                     Revenue Refunding Bonds, Series I, 5% due 7/01/2036                 1,036
----------------------------------------------------------------------------------------------
                     Total Municipal Bonds
                     (Cost -- $95,655) -- 86.9%                                        101,128
==============================================================================================

==============================================================================================
                     Municipal Bonds Held in Trust (n)
==============================================================================================
Florida -- 17.6%
----------------------------------------------------------------------------------------------
          7,235      Florida State Board of Education, Lottery Revenue Bonds,
                     Series B, 6.25% due 7/01/2010 (f)(k)                                7,866
          5,000      Florida State Turnpike Authority, Turnpike Revenue
                     Bonds (Department of Transportation), Series A, 6.25%
                     due 7/01/2010 (f)(k)                                                5,436
          2,000      Santa Rosa County, Florida, School Board, COP, Revenue
                     Refunding Bonds, Series 2, 5.25% due 2/01/2026 (f)                  2,150
          4,640      South Broward, Florida, Hospital District, Hospital
                     Revenue Bonds, 5.625% due 5/01/2032 (j)                             4,995
----------------------------------------------------------------------------------------------
                     Total Municipal Bonds Held in Trust
                     (Cost -- $19,504) -- 17.6%                                         20,447
==============================================================================================

         Shares
           Held      Mutual Funds
==============================================================================================
            211      BlackRock Florida Insured Municipal 2008
                     Term Trust (i)                                                      3,034
----------------------------------------------------------------------------------------------
                     Total Mutual Funds
                     (Cost -- $3,496) -- 2.6%                                            3,034
==============================================================================================

==============================================================================================
                     Short-Term Securities
==============================================================================================
              5      CMA Florida Municipal Money Fund, 2.99% (c)(i)                          5
----------------------------------------------------------------------------------------------
                     Total Short-Term Securities
                     (Cost -- $5) -- 0.0%                                                    5
==============================================================================================
Total Investments
(Cost -- $118,660*) -- 107.1%                                                          124,614

Other Assets Less Liabilities -- 1.1%                                                    1,255

Liability for Trust Certificates, Including Interest
   Expense Payable -- (8.2%)                                                            (9,478)
                                                                                      --------
Net Assets -- 100.0%                                                                  $116,391
                                                                                      ========

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $110,355
                                                                       ========
      Gross unrealized appreciation ..............................     $  5,327
      Gross unrealized depreciation ..............................         (506)
                                                                       --------
      Net unrealized appreciation ................................     $  4,821
                                                                       ========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Represents the current yield as of January 31, 2007.
(d)   CIFG Insured.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   FHA Insured.
(h)   FSA Insured.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                        Purchase    Sale    Realized    Dividend
      Affiliate                           Cost      Cost      Gain        Income
      --------------------------------------------------------------------------
      BlackRock Florida Insured
         Municipal 2008 Term Trust         --         --        --          $47
      CMA Florida Municipal
         Money Fund                        --+        --        --           --+
      --------------------------------------------------------------------------

+     Amount is less than $1,000.
(j)   MBIA Insured.
(k)   Prerefunded.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o Forward interest rate swaps outstanding as of January 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                      Notional       Unrealized
                                                       Amount       Appreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.547% and receive a floating rate based on 1-week Bond
      Market Association rate

      Broker, JPMorgan Chase
      Expires March 2017                               $15,000          $272
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


28       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Schedule of Investments as of January 31, 2007 (Unaudited)
                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
New Jersey -- 78.3%
----------------------------------------------------------------------------------------------
        $ 2,000      Bergen County, New Jersey, Improvement Authority,
                     School District, GO (Wyckoff Township Board of
                     Education Project), 5% due 4/01/2032                             $  2,107
----------------------------------------------------------------------------------------------
                     Camden County, New Jersey, Pollution Control
                     Financing Authority, Solid Waste Resource Recovery,
                     Revenue Refunding Bonds, AMT:
            340            Series A, 7.50% due 12/01/2010                                  345
            135            Series B, 7.50% due 12/01/2009                                  137
----------------------------------------------------------------------------------------------
            875      Cape May Point, New Jersey, GO, 5.70% due 3/15/2013                   900
----------------------------------------------------------------------------------------------
          1,000      Delaware River and Bay Authority, Revenue Refunding
                     Bonds, 5% due 1/01/2028 (l)                                         1,053
----------------------------------------------------------------------------------------------
          2,450      Delaware River Joint Toll Bridge Commission of New
                     Jersey and Pennsylvania, Bridge Revenue Refunding
                     Bonds, 5% due 7/01/2024                                             2,540
----------------------------------------------------------------------------------------------
            350      Delaware River Port Authority of Pennsylvania and
                     New Jersey, Revenue Refunding Bonds (Port District
                     Project), Series A, 5.20% due 1/01/2027 (i)                           366
----------------------------------------------------------------------------------------------
          4,135      Garden State Preservation Trust of New Jersey, Capital
                     Appreciation Revenue Bonds, Series B, 5.24%
                     due 11/01/2027 (i)(q)                                               1,652
----------------------------------------------------------------------------------------------
                     Garden State Preservation Trust of New Jersey, Open
                     Space and Farmland Preservation Revenue Bonds,
                     Series A (i):
          1,640            5.80% due 11/01/2022                                          1,867
          2,080            5.75% due 11/01/2028                                          2,527
----------------------------------------------------------------------------------------------
         10,000      Garden State Preservation Trust of New Jersey, Revenue
                     Bonds, Series B, 5.17% due 11/01/2024 (i)(q)                        4,659
----------------------------------------------------------------------------------------------
            250      Gloucester County, New Jersey, Improvement Authority,
                     Lease Revenue Bonds, Series A, 5% due 7/15/2023 (l)                   263
----------------------------------------------------------------------------------------------
          2,300      Hopatcong Boro, New Jersey, GO, 5.75%
                     due 8/01/2013 (b)(m)                                                2,559
----------------------------------------------------------------------------------------------
            169      Knowlton Township, New Jersey, Board of Education,
                     GO, 6.60% due 8/15/2011                                               189
----------------------------------------------------------------------------------------------
            200      Middlesex County, New Jersey, COP, Refunding,
                     5% due 8/01/2022 (l)                                                  207
----------------------------------------------------------------------------------------------
          1,705      Middlesex County, New Jersey, Improvement Authority,
                     County-Guaranteed Revenue Bonds (Golf Course
                     Projects), 5.25% due 6/01/2026                                      1,830
----------------------------------------------------------------------------------------------
          2,970      Middlesex County, New Jersey, Improvement Authority
                     Revenue Bonds (New Brunswick Apartments Rental
                     Housing), AMT, 5.15% due 2/01/2024 (h)                              3,041
----------------------------------------------------------------------------------------------
                     Middlesex County, New Jersey, Improvement Authority,
                     Senior Revenue Bonds (Heldrich Center Hotel/
                     Conference Project), Series A:
          1,000            5% due 1/01/2015                                              1,012
          1,000            5% due 1/01/2020                                              1,015
----------------------------------------------------------------------------------------------
          1,000      Middlesex County, New Jersey, Pollution Control
                     Financing Authority, Revenue Refunding Bonds
                     (Amerada Hess Corporation), 6.05% due 9/15/2034                     1,080
----------------------------------------------------------------------------------------------
                     New Jersey EDA, Cigarette Tax Revenue Bonds:
            520            5.625% due 6/15/2019                                            543
            790            5.75% due 6/15/2029                                             849
            125            5.50% due 6/15/2031                                             132
          3,845            5.75% due 6/15/2034                                           4,107
----------------------------------------------------------------------------------------------
                     New Jersey EDA, EDR (Masonic Charity Foundation of
                     New Jersey):
            875            5.25% due 6/01/2024                                             927
            500            5.25% due 6/01/2032                                             529
----------------------------------------------------------------------------------------------
                     New Jersey EDA, EDR, Refunding:
            150            (Burlington Coat Factory), 6.125% due 9/01/2010                 150
          2,500            (Kapkowski Road Landfill Reclamation Improvement
                           District Project), 6.50% due 4/01/2028                        3,046
          1,250            (Newark Airport Marriott Hotel), 7%
                           due 10/01/2014                                                1,292
          6,500            (The Seeing Eye, Inc. Project), 5%
                           due 12/01/2024 (b)                                            6,867
----------------------------------------------------------------------------------------------
          3,000      New Jersey EDA, EDR (The Seeing Eye, Inc.), 6.20%
                     due 12/01/2009 (m)                                                  3,241
----------------------------------------------------------------------------------------------
                     New Jersey EDA, First Mortgage Revenue Bonds:
          1,000            (Lions Gate Project), Series A, 5.875%
                           due 1/01/2037                                                 1,043
          1,330            (The Presbyterian Home), Series A, 6.375%
                           due 11/01/2031                                                1,409
          1,630            (The Presbyterian Home), Series B, 5.75%
                           due 11/01/2031                                                1,637
----------------------------------------------------------------------------------------------
                     New Jersey EDA, First Mortgage Revenue
                     Refunding Bonds, Series A:
            585            (Fellowship Village), 5.30% due 1/01/2010                       596
          1,500            (The Winchester Gardens at Ward Homestead
                           Project), 5.80% due 11/01/2031                                1,616
----------------------------------------------------------------------------------------------
                     New Jersey EDA, Motor Vehicle Surcharge Revenue
                     Bonds, Series A (l):
          1,675            4.82% due 7/01/2021 (q)                                         910
          2,100            5% due 7/01/2029                                              2,201
----------------------------------------------------------------------------------------------
            100      New Jersey EDA, PCR (Public Service Electric & Gas Co.),
                     AMT, Series A, 6.40% due 5/01/2032 (l)                                101
----------------------------------------------------------------------------------------------
            425      New Jersey EDA, Retirement Community Revenue Bonds
                    (Cedar Crest Village, Inc. Facility), Series A, 7.25%
                     due 11/15/2011 (m)                                                    484
----------------------------------------------------------------------------------------------
                     New Jersey EDA, Retirement Community Revenue
                     Refunding Bonds (Seabrook Village, Inc.):
          1,500            5.25% due 11/15/2026                                          1,514
          1,100            5.25% due 11/15/2036                                          1,102
----------------------------------------------------------------------------------------------
                     New Jersey EDA, Revenue Bonds:
          1,075            (American Airlines Inc. Project), AMT, 7.10%
                           due 11/01/2031                                                1,077
          4,000            (Motor Vehicle Commission), Series A, 3.52%
                           due 7/01/2012 (l)(q)                                          3,227
          4,440            (New Jersey Performing Arts Center Project),
                           Series C, 5.75% due 6/15/2008 (b)                             4,513
          4,000            (Saint Barnabas Medical Center Project),
                           Series A, 5.625% due 7/01/2023 (l)(q)                         1,983
----------------------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       29

                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
New Jersey (continued)
----------------------------------------------------------------------------------------------
         $   50      New Jersey EDA, Revenue Refunding Bonds (Health
                     Village 96 Project), 6% due 5/01/2016                            $     50
----------------------------------------------------------------------------------------------
                     New Jersey EDA, School Facilities Construction
                     Revenue Bonds:
          2,500            Series F, 5% due 6/15/2013 (e)(m)                             2,671
          5,000            Series F, 5.25% due 6/15/2013                                 5,372
          2,500            Series G, 5% due 9/01/2013 (b)(m)                             2,676
          1,700            Series L, 5% due 3/01/2030 (i)                                1,783
          1,590            Series O, 5.25% due 3/01/2023                                 1,710
----------------------------------------------------------------------------------------------
          2,000      New Jersey EDA, Solid Waste Disposal Facilities
                     Revenue Bonds (Waste Management Inc.), AMT,
                     Series A, 5.30% due 6/01/2015                                       2,111
----------------------------------------------------------------------------------------------
          3,000      New Jersey EDA, Special Facility Revenue Bonds
                     (Continental Airlines Inc. Project), AMT, 6.25%
                     due 9/15/2019                                                       3,119
----------------------------------------------------------------------------------------------
          2,000      New Jersey EDA, State Contract Revenue Refunding
                     Bonds (Economic Fund), Series A, 5.25%
                     due 3/15/2021 (l)(q)                                                1,100
----------------------------------------------------------------------------------------------
            100      New Jersey EDA, Water Facilities Revenue Bonds
                     (New Jersey -- American Water Company, Inc. Project),
                     AMT, Series A, 6.875% due 11/01/2034 (e)                              100
----------------------------------------------------------------------------------------------
            100      New Jersey EDA, Water Facilities Revenue Refunding
                     Bonds (United Water of New Jersey Inc. Project), VRDN,
                     Series A, 3.53% due 11/01/2026 (b)(s)                                 100
----------------------------------------------------------------------------------------------
                     New Jersey Health Care Facilities Financing Authority
                     Revenue Bonds:
            500            (Avalon at Hillsborough), AMT, Series A, 6.625%
                           due 7/01/2035                                                   508
            460            (Children's Specialized Hospital), Series A, 5.50%
                           due 7/01/2036                                                   484
            750            (Hunterdon Medical Center), Series A, 5.25%
                           due 7/01/2025                                                   796
          1,100            (Hunterdon Medical Center), Series A, 5.125%
                           due 7/01/2035                                                 1,140
          2,000            (Kennedy Health System), 5.50% due 7/01/2021                  2,102
            455            (Kennedy Health System), 5.625% due 7/01/2031                   480
            945            (Pascack Valley Hospital Association), 6%
                           due 7/01/2013                                                   986
          1,040            (RWJ Healthcare Corporation), Series B, 5%
                           due 7/01/2035 (n)                                             1,082
          2,650            (Robert Wood Johnson University Hospital),
                           5.75% due 7/01/2025                                           2,807
          1,500            (South Jersey Hospital), 6% due 7/01/2012 (m)                 1,650
----------------------------------------------------------------------------------------------
                     New Jersey Health Care Facilities Financing Authority,
                     Revenue Refunding Bonds:
            910            (Atlantic City Medical Center), 6.25%
                           due 7/01/2017                                                 1,004
          1,500            (Bayshore Community Hospital), 5.125%
                           due 7/01/2032 (n)                                             1,546
            600            (Capital Health System Inc.), Series A, 5.75%
                           due 7/01/2023                                                   641
----------------------------------------------------------------------------------------------
                     New Jersey Health Care Facilities Financing Authority,
                     Revenue Refunding Bonds (concluded):
            125            (General Hospital Center at Passaic), 6.75%
                           due 7/01/2019 (d)(l)                                            152
          2,595            (Robert Wood Johnson University Hospital),
                           5.75% due 7/01/2007 (l)                                       2,617
          2,500            (Saint Barnabas Health Care System), Series A,
                           5% due 7/01/2029                                              2,563
         14,325            (Saint Barnabas Health Care System), Series B,
                           5.131% due 7/01/2038 (q)                                      2,838
            150            (Saint Joseph's Hospital and Medical Center),
                           Series A, 6% due 7/01/2026 (c)                                  153
          1,000            (South Jersey Hospital System), 5% due 7/01/2036              1,033
          3,200            (South Jersey Hospital System), 5% due 7/01/2046              3,274
            400            (Trinitas Hospital Obligation Group), 7.40%
                           due 7/01/2020                                                   441
----------------------------------------------------------------------------------------------
            805      New Jersey Sports and Exposition Authority, Luxury Tax
                     Revenue Refunding Bonds (Convention Center),
                     5.50% due 3/01/2021 (l)                                               921
----------------------------------------------------------------------------------------------
                     New Jersey Sports and Exposition Authority, State
                     Contract Revenue Bonds (l):
          5,000            Series A, 5.50% due 3/01/2020                                 5,230
            200            VRDN, Series C, 3.52% due 9/01/2024 (s)                         200
----------------------------------------------------------------------------------------------
            800      New Jersey State Educational Facilities Authority,
                     Higher Education, Capital Improvement Revenue Bonds,
                      Series A, 5.125% due 9/01/2012 (b)(m)                                854
----------------------------------------------------------------------------------------------
                     New Jersey State Educational Facilities Authority
                     Revenue Bonds:
          3,000            (Farleigh Dickinson University), Series D, 5.25%
                           due 7/01/2032 (a)                                             3,114
            750            (Georgian Court College Project), Series C, 6.50%
                           due 7/01/2033                                                   841
            250            (Kean University), Series D, 5.25% due 7/01/2023 (e)            267
            500            (Montclair State University), Series F, 5%
                           due 7/01/2011 (e)(m)                                            525
          1,000            (New Jersey Institute of Technology), Series G,
                           5.25% due 7/01/2019 (l)                                       1,053
          1,120            (Public Library Project Grant Issue), Series A,
                           5.50% due 9/01/2019 (b)                                       1,208
          1,000            (Rider University), Series A, 5.125%
                           due 7/01/2028 (n)                                             1,054
            715            (Rowan University), Series C, 5.125%
                           due 7/01/2028 (l)                                               758
            650            (Rowan University), Series C, 5% due 7/01/2034 (l)              681
          1,000            (Rowan University), Series G, 4.50%
                           due 7/01/2031 (l)                                               991
----------------------------------------------------------------------------------------------
                     New Jersey State Educational Facilities Authority,
                     Revenue Refunding Bonds:
          4,150            (New Jersey Institute of Technology), Series B,
                           5% due 7/01/2016 (b)                                          4,422
          1,000            (Ramapo College), Series I, 4.25%
                           due 7/01/2036 (b)                                               956
            100            (Rowan University), Series C, 5% due 7/01/2031 (e)              104
----------------------------------------------------------------------------------------------


30       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
New Jersey (continued)
----------------------------------------------------------------------------------------------
        $ 2,500      New Jersey State, GO, 5.75% due 5/01/2012                        $  2,724
----------------------------------------------------------------------------------------------
                     New Jersey State, GO, Refunding:
          3,000            Series H, 5.25% due 7/01/2014                                 3,267
          3,000            Series N, 5.50% due 7/15/2017 (e)                             3,398
----------------------------------------------------------------------------------------------
             15      New Jersey State Higher Education Assistance Authority,
                     Student Loan Revenue Bonds, AMT, Series A,
                     5.30% due 6/01/2017 (b)                                                15
----------------------------------------------------------------------------------------------
            750      New Jersey State Highway Authority, Garden State
                     Parkway, Senior General Revenue Refunding Bonds,
                     6.20% due 1/01/2010 (d)                                               785
----------------------------------------------------------------------------------------------
          2,175      New Jersey State Housing and Mortgage Finance
                     Agency, Capital Fund Program Revenue Bonds, Series A,
                     4.70% due 11/01/2025 (i)                                            2,223
----------------------------------------------------------------------------------------------
                     New Jersey State Housing and Mortgage Finance
                     Agency, M/F Housing Revenue Refunding Bonds,
                     Series B (i):
            300            6.15% due 11/01/2020                                            315
          1,435            6.25% due 11/01/2026                                          1,498
----------------------------------------------------------------------------------------------
          2,500      New Jersey State Transit Corporation, COP (Federal
                     Transit Administration Grants), Series A, 6.125%
                     due 9/15/2009 (b)(m)                                                2,650
----------------------------------------------------------------------------------------------
          2,820      New Jersey State Transportation Trust Fund Authority
                     Revenue Bonds, Transportation System, Series A,
                     5.75% due 6/15/2020                                                 3,260
----------------------------------------------------------------------------------------------
                     New Jersey State Transportation Trust Fund Authority,
                     Transportation System Revenue Bonds:
          2,500            Series A, 6% due 6/15/2010 (m)                                2,678
          1,380            Series C, 5.05% due 12/15/2035 (b)(q)                           379
          1,880            Series D, 5% due 6/15/2020                                    1,980
          3,000            Series D, 5% due 6/15/2020 (i)                                3,192
----------------------------------------------------------------------------------------------
                     New Jersey State Transportation Trust Fund Authority,
                     Transportation System Revenue Refunding Bonds,
                     Series B (l):
          1,560            6.50% due 6/15/2010                                           1,691
            940            6.50% due 6/15/2010 (d)                                       1,021
          2,500            6% due 12/15/2011 (m)                                         2,746
          1,800            5.50% due 12/15/2021                                          2,072
----------------------------------------------------------------------------------------------
                     New Jersey State Turnpike Authority, Turnpike
                     Revenue Bonds:
          1,510            Series B, 5.15% due 1/01/2035 (b)(q)                          1,070
          2,500            Series C, 5% due 1/01/2030 (i)                                2,627
----------------------------------------------------------------------------------------------
                     New Jersey State Turnpike Authority, Turnpike Revenue
                     Refunding Bonds:
            400            Series A, 5% due 1/01/2019 (e)                                  423
          1,000            Series A, 5% due 1/01/2027 (e)                                1,045
             80            Series C, 6.50% due 1/01/2016                                    92
          2,995            Series C, 6.50% due 1/01/2016 (d)(l)                          3,410
            545            Series C, 6.50% due 1/01/2016 (l)                               628
            420            Series C, 6.50% due 1/01/2016 (d)                               485
----------------------------------------------------------------------------------------------
            950      Newark, New Jersey, Health Care Facility Revenue
                     Refunding Bonds (New Community Urban Renewal),
                     Series A, 5.20% due 6/01/2030 (f)(j)                                1,005
----------------------------------------------------------------------------------------------
          5,000      North Hudson Sewer Authority, New Jersey, Sewer
                     Revenue Refunding Bonds, Series A, 5.41%
                     due 8/01/2021 (l)(q)                                                2,706
----------------------------------------------------------------------------------------------
          1,475      Northern Burlington County Regional School District,
                     New Jersey, GO, Refunding, 4.25% due 3/01/2030 (l)                  1,423
----------------------------------------------------------------------------------------------
            400      Old Bridge Township, New Jersey, Board of Education,
                     GO, 5% due 7/15/2011 (l)(m)                                           420
----------------------------------------------------------------------------------------------
                     Port Authority of New York and New Jersey,
                     Consolidated Revenue Bonds:
          1,000            85th Series, 5.20% due 9/01/2018                              1,094
          1,000            93rd Series, 6.125% due 6/01/2094                             1,205
----------------------------------------------------------------------------------------------
                     Port Authority of New York and New Jersey, Special
                     Obligation Revenue Bonds (JFK International Air
                     Terminal LLC), AMT, Series 6 (l):
          7,000            6.25% due 12/01/2009                                          7,426
          1,750            6.25% due 12/01/2011                                          1,918
          2,000            5.75% due 12/01/2022                                          2,068
----------------------------------------------------------------------------------------------
            200      Port Authority of New York and New Jersey, Special
                     Obligation Revenue Refunding Bonds (Versatile
                     Structure Obligation), VRDN, Series 3, 3.63%
                     due 6/01/2020 (s)                                                     200
----------------------------------------------------------------------------------------------
          1,500      South Jersey Port Corporation of New Jersey, Revenue
                     Refunding Bonds, AMT, 5.20% due 1/01/2023                           1,546
----------------------------------------------------------------------------------------------
          1,145      Summit, New Jersey, GO, Refunding, 5.25%
                     due 6/01/2014                                                       1,254
----------------------------------------------------------------------------------------------
          1,445      Tobacco Settlement Financing Corporation of New
                     Jersey, Asset-Backed Revenue Bonds, 7%
                     due 6/01/2013 (m)                                                   1,697
----------------------------------------------------------------------------------------------
          4,000      Tobacco Settlement Financing Corporation of New
                     Jersey, Revenue Refunding Bonds, Series 1A, 5%
                     due 6/01/2041                                                       3,940
----------------------------------------------------------------------------------------------
            500      Union County, New Jersey, Improvement Authority,
                     Lease Revenue Bonds (Madison Redevelopment
                     Project), 5% due 3/01/2025 (i)                                        523
----------------------------------------------------------------------------------------------
          2,000      Union County, New Jersey, Utilities Authority, Senior
                     Lease Revenue Refunding Bonds (Ogden Martin System
                     of Union, Inc.), AMT, Series A, 5.50% due 6/01/2010 (b)             2,091
----------------------------------------------------------------------------------------------
            250      University of Medicine and Dentistry of New Jersey,
                     COP, 5% due 4/15/2022 (b)                                             262
----------------------------------------------------------------------------------------------
                     University of Medicine and Dentistry of New Jersey,
                     Revenue Bonds, Series A (b):
            250            5.125% due 12/01/2022                                           263
          1,030            5.50% due 12/01/2027                                          1,106
          1,500            5% due 12/01/2031                                             1,562
----------------------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       31

                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
Guam -- 0.7%
----------------------------------------------------------------------------------------------
         $  750      Commonwealth of the Northern Mariana Islands,
                     Guam, GO, Series A, 6.75% due 10/01/2033                         $    836
----------------------------------------------------------------------------------------------
          1,000      Guam Government Waterworks Authority, Water and
                     Wastewater System, Revenue Refunding Bonds,
                     5.875% due 7/01/2035                                                1,069
----------------------------------------------------------------------------------------------

==============================================================================================
Multi-State -- 4.1%
----------------------------------------------------------------------------------------------
                     Charter Mac Equity Issuer Trust (t):
          1,000            6.625% due 6/30/2049                                          1,046
          4,000            7.60% due 11/30/2050                                          4,406
----------------------------------------------------------------------------------------------
                     Munimae TE Bond Subsidiary LLC (t):
          4,000            6.875% due 6/30/2049                                          4,213
          2,000            7.75% due 6/30/2050                                           2,216
----------------------------------------------------------------------------------------------

==============================================================================================
Puerto Rico -- 7.4%
----------------------------------------------------------------------------------------------
          3,000      Puerto Rico Commonwealth Highway and Transportation
                     Authority, Transportation Revenue Bonds, Series B,
                     6.0% due 7/01/2010 (m)                                              3,238
----------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth Highway and Transportation
                     Authority, Transportation Revenue Refunding Bonds:
          2,000            Series C, 6.0% due 7/01/2010 (m)                              2,163
          1,000            Series D, 5.375% due 7/01/2012 (m)                            1,080
            660            Series K, 5% due 7/01/2040                                      685
----------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth, Public Improvement, GO:
          5,000            5.50% due 7/01/2019 (i)                                       5,707
            500            Series A, 5.25% due 7/01/2030                                   536
----------------------------------------------------------------------------------------------
          1,170      Puerto Rico Electric Power Authority, Power Revenue
                     Bonds, Series HH, 5.25% due 7/01/2029 (i)                           1,227
----------------------------------------------------------------------------------------------
             70      Puerto Rico Housing Bank and Finance Agency, S/F
                     Mortgage Revenue Bonds (Affordable Housing
                     Mortgage Subsidy Program -- Portfolio I), AMT,
                     6.25% due 4/01/2007 (g)(h)(j)(m)                                       70
----------------------------------------------------------------------------------------------
          1,345      Puerto Rico Industrial, Medical and Environmental
                     Pollution Control Facilities Financing Authority, Special
                     Facilities Revenue Bonds (American Airlines Inc.),
                     Series A, 6.45% due 12/01/2025                                      1,373
----------------------------------------------------------------------------------------------
          1,250      Puerto Rico Municipal Finance Agency, GO, Series A,
                     5% due 8/01/2021 (i)                                                1,338
----------------------------------------------------------------------------------------------
          3,740      Puerto Rico Public Finance Corporation, Commonwealth
                     Appropriation Revenue Bonds, Series E, 5.50%
                     due 2/01/2012 (m)                                                   4,031
==============================================================================================
U.S. Virgin Islands -- 0.8%
----------------------------------------------------------------------------------------------
          1,400      Virgin Islands Government Refinery Facilities, Revenue
                     Refunding Bonds (Hovensa Coker Project), AMT,
                     6.50% due 7/01/2021                                                 1,574
----------------------------------------------------------------------------------------------
            750      Virgin Islands Public Finance Authority, Refinery Facilities
                     Revenue Bonds (Hovensa Refinery), AMT, 5.875%
                     due 7/01/2022                                                         821
----------------------------------------------------------------------------------------------
                     Total Municipal Bonds
                     (Cost -- $250,582) -- 91.3%                                       263,725
----------------------------------------------------------------------------------------------

==============================================================================================
                     Municipal Bonds Held in Trust (p)
==============================================================================================
New Jersey -- 8.1%
----------------------------------------------------------------------------------------------
         15,000      Delaware River Port Authority of Pennsylvania and New
                     Jersey Revenue Bonds, 5.75% due 1/01/2026 (i)                      15,741
          5,540      New Jersey State Housing and Mortgage Financing
                     Agency, M/F Revenue Bonds, AMT, Series A, 4.85%
                     due 11/01/2030 (e)                                                  5,592
          2,000      Port Authority of New York and New Jersey, Special
                     Obligation Revenue Bonds (JFK International Air
                     Terminal), AMT, Series 6, 5.75% due 12/01/2022 (l)                  2,068
----------------------------------------------------------------------------------------------

==============================================================================================
Puerto Rico -- 5.9%
----------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth Infrastructure Financing
                     Authority, Special Obligation Refunding Bonds, Series A:
          8,000            5% due 1/01/2008 (b)(m)                                       6,129
          1,600            5.375% due 10/01/2016                                         1,704
          2,000            5.50% due 10/01/2017                                          2,135
          2,000            5.50% due 10/01/2018                                          2,135
          2,600            5.50% due 10/01/2019                                          2,776
          1,000            5.50% due 10/01/2020                                          1,068
          1,000            5.375% due 10/01/2024                                         1,063
----------------------------------------------------------------------------------------------
                     Total Municipal Bonds Held in Trust
                     (Cost -- $38,186) -- 14.0%                                         40,411
==============================================================================================

==============================================================================================
         Shares
           Held      Short-Term Securities
==============================================================================================
          7,107      CMA New Jersey Municipal Money Fund, 3.03% (k)(r)                   7,107
----------------------------------------------------------------------------------------------
                     Total Short-Term Securities
                     (Cost -- $7,107) -- 2.4%                                            7,107
==============================================================================================
Total Investments (Cost -- $295,875*) -- 107.7%                                        311,243

Other Assets Less Liabilities -- 1.2%                                                    3,423

Liability for Trust Certificates, Including
 Interest Expense Payable -- (8.9%)                                                    (25,707)
                                                                                      --------
Net Assets -- 100.0%                                                                  $288,959
                                                                                      ========


32       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Schedule of Investments (concluded)
                         BlackRock New Jersey Municipal Bond Fund (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $270,284
                                                                       ========
      Gross unrealized appreciation ..............................     $ 16,367
      Gross unrealized depreciation ..............................         (823)
                                                                       --------
      Net unrealized appreciation ................................     $ 15,544
                                                                       ========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Connie Lee Insured.
(d)   Escrowed to maturity.
(e)   FGIC Insured.
(f)   FHA Insured.
(g)   FHLMC Collateralized.
(h)   FNMA Collateralized.
(i)   FSA Insured.
(j)   GNMA Collateralized.
(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                     Activity             Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund             5,855               $56
      --------------------------------------------------------------------------

(l)   MBIA Insured.
(m)   Prerefunded.
(n)   Radian Insured.
(o) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(p) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(q) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(r)   Represents the current yield as of January 31, 2007.
(s) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(t) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       33

Schedule of Investments as of January 31, 2007 (Unaudited)
                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

         Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
Pennsylvania -- 70.7%
----------------------------------------------------------------------------------------------
                     Allegheny County, Pennsylvania, GO, Refunding,
                     Series C-57 (f):
        $10,355            5.25% due 11/01/2014                                       $ 11,305
         11,880            5% due 11/01/2016                                            12,708
          5,875            5% due 11/01/2021                                             6,227
----------------------------------------------------------------------------------------------
          7,000      Allegheny County, Pennsylvania, Hospital Development
                     Authority, Health Center Revenue Bonds (University of
                     Pittsburgh Medical Center Health System), Series B,
                     6% due 7/01/2025 (j)                                                8,513
----------------------------------------------------------------------------------------------
          3,975      Allegheny County, Pennsylvania, IDA, Commercial
                     Development Revenue Refunding Bonds (MPB
                     Associates Project), 7.70% due 12/01/2013 (h)                       4,493
----------------------------------------------------------------------------------------------
                     Allegheny County, Pennsylvania, IDA, Environmental
                     Improvement Revenue Refunding Bonds:
          1,000            5.50% due 11/01/2016                                          1,055
          1,500            (USX Corporation), 6.10% due 7/15/2020                        1,533
----------------------------------------------------------------------------------------------
          1,410      Allegheny County, Pennsylvania, IDA, Health and
                     Housing Facilities, Senior Revenue Refunding Bonds
                     (Longwood at Oakmont Inc.), VRDN, Series A,
                     3.70% due 7/01/2027 (l)(m)                                          1,410
----------------------------------------------------------------------------------------------
          1,000      Allegheny County, Pennsylvania, IDA, Lease Revenue
                     Refunding Bonds (Residential Resources Inc. Project),
                     5.125% due 9/01/2031                                                1,027
----------------------------------------------------------------------------------------------
          1,000      Allegheny County, Pennsylvania, Redevelopment
                     Authority, Tax Increment Revenue Bonds (Waterfront
                     Project), Series A, 6.30% due 12/15/2018                            1,075
----------------------------------------------------------------------------------------------
            260      Allegheny County, Pennsylvania, Residential Finance
                     Authority, S/F Mortgage Revenue Bonds, AMT, Series TT,
                     5% due 5/01/2035 (g)                                                  265
----------------------------------------------------------------------------------------------
          6,685      Berks County, Pennsylvania, GO, 5.375%
                     due 11/15/2028 (b)                                                  6,843
----------------------------------------------------------------------------------------------
          1,000      Bradford County, Pennsylvania, IDA, Solid Waste
                     Disposal Revenue Refunding Bonds (International
                     Paper Company Project), AMT, Series B, 5.20%
                     due 12/01/2019                                                      1,008
----------------------------------------------------------------------------------------------
            770      Bucks County, Pennsylvania, IDA, Retirement Community
                     Revenue Bonds (Ann's Choice, Inc.), Series A, 5.90%
                     due 1/01/2027                                                         791
----------------------------------------------------------------------------------------------
          1,000      Bucks County, Pennsylvania, IDA, Revenue Refunding
                     Bonds (Pennswood Village Project), Series A, 6%
                     due 10/01/2027                                                      1,074
----------------------------------------------------------------------------------------------
                     Bucks County, Pennsylvania, Water and Sewer Authority,
                     Sewer System Revenue Refunding Bonds (h):
          2,400            4.75% due 6/01/2023                                           2,494
          2,520            4.75% due 6/01/2024                                           2,610
----------------------------------------------------------------------------------------------
          4,570      Central Bucks, Pennsylvania, School District, GO, 5%
                     due 5/15/2012 (f)(k)                                                4,835
----------------------------------------------------------------------------------------------
            500      Chester County, Pennsylvania, Health and Education
                     Facilities Authority, Revenue Refunding Bonds (Devereux
                     Foundation), 5% due 11/01/2031                                        516
----------------------------------------------------------------------------------------------
          1,785      Dauphin County, Pennsylvania, General Authority,
                     Health System Revenue Refunding Bonds (Pinnacle
                     Health System), 5.50% due 5/15/2017 (j)                             1,810
----------------------------------------------------------------------------------------------
          1,000      Dauphin County, Pennsylvania, General Authority,
                     Hospital Revenue Refunding Bonds (Hapsco Group --
                     Western Pennsylvania Hospital Project), Series B,
                     6.25% due 7/01/2016 (e)(j)                                          1,112
----------------------------------------------------------------------------------------------
          6,795      Delaware County, Pennsylvania, Authority Revenue
                     Bonds (Haverford College), 5.75% due 11/15/2025                     7,282
----------------------------------------------------------------------------------------------
          3,735      Delaware County, Pennsylvania, Health Facilities
                     Authority Revenue Bonds (Mercy Health Corporation
                     Project), 5.75% due 12/15/2020 (e)                                  3,816
----------------------------------------------------------------------------------------------
          1,000      Delaware County, Pennsylvania, Hospital Authority
                     Revenue Bonds (Crozer-Chester Medical Center),
                     6.25% due 12/15/2011 (k)                                            1,087
----------------------------------------------------------------------------------------------
          6,000      Delaware County, Pennsylvania, Hospital Authority
                     Revenue Refunding Bonds (Crozer-Chester Medical
                     Center), 5% due 12/15/2031                                          6,126
----------------------------------------------------------------------------------------------
          3,400      Delaware County, Pennsylvania, IDA, Water Facility
                     Revenue Bonds (Philadelphia Suburban Water),
                     6% due 6/01/2029 (f)                                                3,578
----------------------------------------------------------------------------------------------
                     Delaware River Port Authority of Pennsylvania and
                     New Jersey Revenue Bonds (h):
          8,000            5.75% due 1/01/2016                                           8,420
          8,930            (Port District Project), Series B, 5.70%
                           due 1/01/2022                                                 9,364
----------------------------------------------------------------------------------------------
                     Delaware Valley Regional Finance Authority,
                     Pennsylvania, Local Government Revenue Bonds:
          1,000            5.75% due 7/01/2032                                           1,195
          2,000            Series B, 5.60% due 7/01/2017 (b)                             2,234
----------------------------------------------------------------------------------------------
            500      Fulton County, Pennsylvania, IDA, Hospital Revenue
                     Bonds (Fulton County Medical Center Project),
                     5.90% due 7/01/2040                                                   516
----------------------------------------------------------------------------------------------
          1,750      Indiana County, Pennsylvania, IDA, PCR, Refunding
                     (Conemaugh Project), VRDN, AMT, Series A,
                     3.68% due 6/01/2027 (m)                                             1,750
----------------------------------------------------------------------------------------------
                     Lancaster County, Pennsylvania, Hospital Authority
                     Revenue Bonds:
          1,000            (Lancaster General Hospital Project), 5.50%
                           due 9/15/2013 (k)                                             1,097
          4,600            (Lancaster General Hospital Project), Series A,
                           5% due 3/15/2036                                              4,831
          1,550            (Masonic Homes Project), 5% due 11/01/2026                    1,609
          3,000            (Masonic Homes Project), 5% due 11/01/2031                    3,110
          1,000            (Masonic Homes Project), 5% due 11/01/2036                    1,035
----------------------------------------------------------------------------------------------
            500      Lancaster County, Pennsylvania, Hospital Authority,
                     Revenue Refunding Bonds (Masonic Homes Project),
                     5.30% due 11/15/2008                                                  501
----------------------------------------------------------------------------------------------


34       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
Pennsylvania (continued)
----------------------------------------------------------------------------------------------
        $ 1,000      Lebanon County, Pennsylvania, Health Facilities
                     Authority, Health Center Revenue Bonds (Pleasant View
                     Retirement Project), Series A, 5.30% due 12/15/2026              $  1,016
----------------------------------------------------------------------------------------------
          2,250      Lehigh County, Pennsylvania, General Purpose Authority,
                     Hospital Revenue Refunding Bonds (Saint Lukes
                     Hospital of Bethlehem), 5.375% due 08/15/2013                       2,352
----------------------------------------------------------------------------------------------
          1,895      Lehigh County, Pennsylvania, General Purpose Authority,
                     Revenue Refunding Bonds (Kids Peace Corporation),
                     5.70% due 11/01/2009 (a)                                            1,947
----------------------------------------------------------------------------------------------
          6,480      Lycoming County, Pennsylvania, Hospital Authority,
                     Revenue Refunding Bonds (Divine Providence Hospital),
                     5.375% due 11/15/2010 (d)                                           6,551
----------------------------------------------------------------------------------------------
          6,000      McKeesport, Pennsylvania, Area School District, GO,
                     Refunding, Series A, 5% due 10/01/2024 (h)                          6,363
----------------------------------------------------------------------------------------------
                     Mifflin County, Pennsylvania, Hospital Authority,
                     Revenue Refunding Bonds (Lewiston Hospital) (l):
          2,550            6.40% due 7/01/2020                                           2,783
          1,000            6.20% due 7/01/2030                                           1,083
----------------------------------------------------------------------------------------------
          9,000      Montgomery County, Pennsylvania, Higher Education
                     and Health Authority, Revenue Refunding Bonds
                     (Holy Redeemer Health System Project), Series A,
                     5.25% due 10/01/2027 (b)                                            9,153
----------------------------------------------------------------------------------------------
          1,000      Montgomery County, Pennsylvania, IDA, Revenue
                     Refunding Bonds (Foulkeways at Gwynedd Project),
                     Series A, 5% due 12/01/2024                                         1,028
----------------------------------------------------------------------------------------------
          3,245      Northeastern Hospital and Education Authority,
                     Pennsylvania, College Revenue Refunding Bonds
                     (Luzerne County Community College), 5.15%
                     due 8/15/2016 (j)                                                   3,269
----------------------------------------------------------------------------------------------
            825      Northgate School District, Pennsylvania, Revenue
                     Refunding Bonds, 6.375% due 2/15/2007 (e)(j)                          826
----------------------------------------------------------------------------------------------
          5,000      Northhampton County, Pennsylvania, General Purpose
                     Authority, Higher Education Revenue Refunding Bonds
                     (Lehigh University), 4.50% due 11/15/2036 (j)                       4,967
----------------------------------------------------------------------------------------------
          2,500      Northumberland County, Pennsylvania, IDA, Water
                     Facilities Revenue Refunding Bonds (Aqua Pennsylvania
                     Inc. Project), AMT, 5.05% due 10/01/2039 (f)                        2,594
----------------------------------------------------------------------------------------------
          4,625      Pennsbury, Pennsylvania, School District, GO,
                     Refunding, 5.50% due 7/15/2012 (f)(k)                               5,014
----------------------------------------------------------------------------------------------
          1,000      Pennsylvania Convention Center Authority Revenue
                     Bonds, Series A, 6.70% due 9/01/2016 (e)(f)                         1,157
----------------------------------------------------------------------------------------------
            300      Pennsylvania Economic Development Financing
                     Authority, Solid Waste Disposal Revenue Bonds
                     (Waste Management, Inc. Project), AMT, Series A,
                     5.10% due 10/01/2027                                                  311
----------------------------------------------------------------------------------------------
                     Pennsylvania HFA, S/F Mortgage Revenue Refunding
                     Bonds, AMT:
         13,155            Series 63A, 5.67% due 4/01/2030 (p)                           3,759
          1,045            Series 66A, 5.65% due 4/01/2029                               1,053
            600            Series 92-A, 4.75% due 4/01/2031                                602
----------------------------------------------------------------------------------------------
          2,000      Pennsylvania HFA, S/F Revenue Refunding Bonds, AMT,
                     Series 73A, 5.45% due 10/01/2032                                    2,063
----------------------------------------------------------------------------------------------
                     Pennsylvania State Department of General Services,
                     COP, Refunding (h):
          2,745            5% due 5/01/2014                                              2,878
          2,815            5% due 11/01/2014                                             2,952
          2,890            5.25% due 5/01/2015                                           3,056
          2,965            5.25% due 11/01/2015                                          3,136
          1,885            5.25% due 5/01/2016                                           1,993
----------------------------------------------------------------------------------------------
                     Pennsylvania State, GO, Refunding, Third Series:
         15,000            5.375% due 7/01/2016 (j)                                     16,717
         13,000            5.375% due 7/01/2017 (h)                                     14,569
----------------------------------------------------------------------------------------------
         15,395      Pennsylvania State, GO, Second Series, 5.50%
                     due 1/01/2014                                                      16,934
----------------------------------------------------------------------------------------------
         16,400      Pennsylvania State Higher Education Assistance
                     Agency, Capital Acquisition Revenue Bonds,
                     5.875% due 12/15/2010 (j)(k)                                       17,632
----------------------------------------------------------------------------------------------
          2,000      Pennsylvania State Higher Educational Facilities
                     Authority, College and University Revenue Refunding
                     Bonds (University of the Arts), Series A, 5%
                     due 9/15/2033 (l)                                                   2,085
----------------------------------------------------------------------------------------------
            155      Pennsylvania State Higher Educational Facilities
                     Authority Revenue Bonds (Lafayette College Project),
                     6% due 5/01/2030                                                      165
----------------------------------------------------------------------------------------------
                     Pennsylvania State Higher Educational Facilities
                     Authority, Revenue Refunding Bonds:
            700            (Carnegie Mellon University), VRDN, Series D,
                           3.67% due 11/01/2030 (m)                                        700
            500            (University Properties, Inc., Student Housing Project),
                           Series A, 5% due 8/01/2035 (c)                                  523
            500            (Widener University), 5.375% due 7/15/2029                      529
----------------------------------------------------------------------------------------------
          8,000      Pennsylvania State IDA, EDR, Refunding, 5.50%
                     due 7/01/2016 (b)                                                   8,686
----------------------------------------------------------------------------------------------
          9,000      Pennsylvania State Public School Building Authority,
                     Revenue Refunding Bonds (The School District of
                     Philadelphia Project), Series B, 5% due 6/01/2024 (h)               9,567
----------------------------------------------------------------------------------------------
          1,980      Pennsylvania State Turnpike Commission, Oil Franchise
                     Tax Revenue Refunding Bonds, Sub-Series B, 5%
                     due 12/01/2023 (b)                                                  2,116
----------------------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       35

                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
Pennsylvania (continued)
----------------------------------------------------------------------------------------------
        $ 5,000      Pennsylvania State Turnpike Commission, Turnpike
                     Revenue Refunding Bonds, Series T, 5.50%
                     due 12/01/2013 (f)                                               $  5,501
----------------------------------------------------------------------------------------------
                     Philadelphia, Pennsylvania, Authority for IDR:
          6,370            (American College of Physicians), 5.50%
                           due 6/15/2020                                                 6,603
          8,315            (American College of Physicians), 5.50%
                           due 6/15/2025                                                 8,625
          5,855            (Cultural and Commercial Corridors Program),
                           Series A, 5% due 12/01/2025 (f)                               6,205
----------------------------------------------------------------------------------------------
          1,035      Philadelphia, Pennsylvania, Authority for IDR,
                     Refunding (PGH Development Corporation), 5.50%
                     due 7/01/2010                                                       1,040
----------------------------------------------------------------------------------------------
                     Philadelphia, Pennsylvania, Authority for Industrial
                     Development, Industrial and Commercial Revenue
                     Bonds (Girard Estate Coal Mining Project) (e):
          3,945            5.375% due 11/15/2012                                         3,950
          1,650            5.50% due 11/15/2016                                          1,652
----------------------------------------------------------------------------------------------
                     Philadelphia, Pennsylvania, Authority for Industrial
                     Development, Senior Living Revenue Bonds:
            500            (Rieder House Project), Series A, 6.10%
                           due 7/01/2033                                                   528
            500            (Saligman House Project), Series C, 6.10%
                           due 7/01/2033                                                   528
----------------------------------------------------------------------------------------------
            980      Philadelphia, Pennsylvania, GO, Series B, 5.90%
                     due 11/15/2009 (f)                                                    982
----------------------------------------------------------------------------------------------
                     Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
          1,920            12th Series B, 7% due 5/15/2020 (e)(j)                        2,273
          2,900            15th Series, 5.25% due 8/01/2024 (h)                          2,903
----------------------------------------------------------------------------------------------
                     Philadelphia, Pennsylvania, Hospitals and Higher
                     Education Facilities Authority, Hospital Revenue
                     Refunding Bonds:
          1,100            (Children's Hospital Project), VRDN, Series A,
                           3.66% due 7/01/2022 (m)                                       1,100
          3,000            (Presbyterian Medical Center), 6.65%
                           due 12/01/2019 (e)                                            3,595
----------------------------------------------------------------------------------------------
                     Philadelphia, Pennsylvania, Parking Authority, Airport
                     Parking Revenue Bonds:
          1,390            5.625% due 9/01/2013 (h)                                      1,456
          5,900            5.40% due 9/01/2015 (b)                                       6,007
          4,495            5.625% due 9/01/2017 (h)                                      4,715
          4,430            5.625% due 9/01/2018 (h)                                      4,649
----------------------------------------------------------------------------------------------
            415      Philadelphia, Pennsylvania, Qualified Redevelopment
                     Authority Revenue Bonds, AMT, Series B,
                     5% due 4/15/2027 (f)                                                  430
----------------------------------------------------------------------------------------------
          3,000      Philadelphia, Pennsylvania, School District, GO, Series C,
                     5.75% due 3/01/2010 (j)(k)                                          3,171
----------------------------------------------------------------------------------------------
          6,780      Philadelphia, Pennsylvania, Water and Wastewater
                     Revenue Refunding Bonds, 5.50% due 6/15/2007 (b)                    6,825
----------------------------------------------------------------------------------------------
          7,895      Reading, Pennsylvania, School District, GO, Series B,
                     4.37% due 1/15/2032 (f)(p)                                          2,588
----------------------------------------------------------------------------------------------
          1,400      Sayre, Pennsylvania, Health Care Facilities Authority,
                     Revenue Refunding Bonds (Guthrie Healthcare System),
                     Series A, 5.875% due 12/01/2031                                     1,507
----------------------------------------------------------------------------------------------
          4,000      South Fork Municipal Authority, Pennsylvania, Hospital
                     Revenue Refunding Bonds (Good Samaritan Medical
                     Center), Series B, 5.375% due 7/01/2016 (j)                         4,078
----------------------------------------------------------------------------------------------
            315      Southcentral General Authority, Pennsylvania, Revenue
                     Refunding Bonds (Wellspan Health Obligated),
                     5.625% due 5/15/2026 (e)                                              339
----------------------------------------------------------------------------------------------
                     Southeastern Pennsylvania Transportation Authority,
                     Special Revenue Bonds (f):
          3,500            5.55% due 3/01/2013                                           3,575
          6,270            5.375% due 3/01/2017                                          6,403
----------------------------------------------------------------------------------------------
          6,340      Washington County, Pennsylvania, Capital Funding
                     Authority Revenue Bonds (Capital Projects and
                     Equipment Program), 6.15% due 12/01/2029 (b)                        6,825
----------------------------------------------------------------------------------------------
          2,500      Washington County, Pennsylvania, IDA, PCR (West Penn
                     Power), Refunding, Series G, 6.05% due 4/01/2014 (b)                2,509
----------------------------------------------------------------------------------------------
          1,200      Washington County, Pennsylvania, Redevelopment
                     Authority, Tax Allocation Revenue Bonds (Victory Centre
                     Project-Tanger), Series A, 5.45% due 7/01/2035                      1,222
----------------------------------------------------------------------------------------------
                     West Chester, Pennsylvania, Area School District, GO,
                     Series A (h):
          3,785            5% due 5/15/2016                                              4,070
          3,885            5% due 5/15/2017                                              4,162
          7,715            5% due 5/15/2018                                              8,244
          7,550            5% due 5/15/2022                                              8,012
----------------------------------------------------------------------------------------------
             60      Williamsport, Pennsylvania, Area Joint School
                     Authority, School Revenue Refunding Bonds, 6%
                     due 3/01/2007 (e)(j)                                                   60
----------------------------------------------------------------------------------------------

==============================================================================================
Guam -- 0.3%
----------------------------------------------------------------------------------------------
            500      Commonwealth of the Northern Mariana Islands,
                     Guam, GO, Series A, 6.75% due 10/01/2033                              557
----------------------------------------------------------------------------------------------
          1,000      Guam Government Waterworks Authority, Water and
                     Wastewater System, Revenue Refunding Bonds,
                     6% due 7/01/2025                                                    1,090
----------------------------------------------------------------------------------------------


36       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

           Face
         Amount      Municipal Bonds                                                    Value
==============================================================================================
Multi State -- 8.9%
----------------------------------------------------------------------------------------------
                     Charter Mac Equity Issuer Trust (o):
        $25,000            6.625% due 6/30/2049                                       $ 26,144
         10,000            7.60% due 11/30/2050                                         11,015
----------------------------------------------------------------------------------------------
                     Munimae TE Bond Subsidiary LLC (o):
          4,000            6.875% due 6/30/2049                                          4,213
         10,000            7.75% due 6/30/2050                                          11,079
----------------------------------------------------------------------------------------------

==============================================================================================
Puerto Rico -- 12.0%
----------------------------------------------------------------------------------------------
          1,250      Children's Trust Fund Project of Puerto Rico, Tobacco
                     Settlement Revenue Refunding Bonds, 5.375%
                     due 5/15/2033                                                       1,306
----------------------------------------------------------------------------------------------
         20,000      Puerto Rico Commonwealth, GO, Refunding,
                     5.50% due 7/01/2012 (f)                                            21,680
----------------------------------------------------------------------------------------------
          4,000      Puerto Rico Commonwealth Highway and Transportation
                     Authority, Highway Revenue Refunding Bonds,
                     Series BB, 5.25% due 7/01/2022 (h)                                  4,497
----------------------------------------------------------------------------------------------
          2,000      Puerto Rico Commonwealth Highway and Transportation
                     Authority, Transportation Revenue Bonds, Series G,
                     5% due 7/01/2033                                                    2,062
----------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth, Public Improvement, GO,
                     Refunding, Series A (j):
         11,830            5.50% due 7/01/2016                                          13,329
          7,500            5.50% due 7/01/2020                                           8,583
----------------------------------------------------------------------------------------------
          5,260      Puerto Rico Commonwealth, Public Improvement, GO,
                     Series A, 5% due 7/01/2034                                          5,444
----------------------------------------------------------------------------------------------
            750      Puerto Rico Ports Authority, Special Facilities Revenue
                     Bonds (American Airlines), AMT, Series A, 6.25%
                     due 6/01/2026                                                         759
----------------------------------------------------------------------------------------------
          2,940      Puerto Rico Public Buildings Authority, Government
                     Facilities Revenue Refunding Bonds, Series D,
                     5.375% due 7/01/2033                                                3,096
----------------------------------------------------------------------------------------------
          9,340      Puerto Rico Public Finance Corporation, Commonwealth
                     Appropriation Revenue Bonds, Series E, 5.50%
                     due 2/01/2012 (k)                                                  10,071
----------------------------------------------------------------------------------------------

==============================================================================================
U.S. Virgin Islands -- 0.3%
----------------------------------------------------------------------------------------------
          1,000      Virgin Islands Government Refinery Facilities, Revenue
                     Refunding Bonds (Hovensa Coker Project), AMT,
                     6.50% due 7/01/2021                                                 1,125
----------------------------------------------------------------------------------------------
            500      Virgin Islands Public Finance Authority, Refinery
                     Facilities Revenue Bonds (Hovensa Refinery), AMT,
                     6.125% due 7/01/2022                                                  552
----------------------------------------------------------------------------------------------
                     Total Municipal Bonds
                     (Cost -- $521,441) -- 92.2%                                       545,318
==============================================================================================

           Face
         Amount      Municipal Bonds Held in Trust (n)                                   Value
==============================================================================================
Pennsylvania -- 13.8%
----------------------------------------------------------------------------------------------
        $40,000      Delaware River Port Authority of Pennsylvania and New
                     Jersey Revenue Bonds, 5.75% due 1/01/2022 (h)                    $ 42,009
----------------------------------------------------------------------------------------------
         20,010      Delaware Valley Regional Finance Authority,
                     Pennsylvania, Local Government Revenue Bonds,
                     5.75%, due 7/01/2032                                               23,911
----------------------------------------------------------------------------------------------
          3,000      Luzerne County, Pennsylvania, IDA, Water Facility
                     Revenue Refunding Bonds (Pennsylvania American
                     Water Company Project), AMT, Series A, 5.10%
                     due 9/01/2034 (b)                                                   3,132
----------------------------------------------------------------------------------------------
          5,000      Pennsylvania State Public School Building Authority,
                     School Lease Revenue Bonds (The School District of
                     Philadelphia Project), 5.25% due 6/01/2013 (h)(k)                   5,410
----------------------------------------------------------------------------------------------
                     Pennsylvania State Turnpike Commission, Turnpike
                     Revenue Bonds, Series A (b):
          5,000            5.25% due 12/01/2019                                          5,501
          1,600            5.50% due 12/01/2031                                          1,755
----------------------------------------------------------------------------------------------

==============================================================================================
Puerto Rico -- 2.6%
----------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth Infrastructure Financing
                     Authority, Special Obligation Refunding Bonds, Series A:
          1,600            5.375% due 10/01/2016                                         1,704
          2,000            5.50% due 10/01/2017                                          2,135
          2,000            5.50% due 10/01/2018                                          2,135
          2,760            5.50% due 10/01/2019                                          2,949
          1,000            5.50% due 10/01/2020                                          1,068
          1,000            5.375% due 10/01/2024                                         1,063
----------------------------------------------------------------------------------------------
          4,000      Puerto Rico Commonwealth, Public Improvement,
                     GO, 5.75% due 7/01/2016 (j)                                         4,251
----------------------------------------------------------------------------------------------
                     Total Municipal Bonds Held in Trust
                     (Cost -- $94,316) -- 16.4%                                         97,023
==============================================================================================

==============================================================================================
         Shares
           Held      Short-Term Securities
==============================================================================================
         15,670      CMA Pennsylvania Municipal Money Fund, 2.99% (i)(q)                15,670
----------------------------------------------------------------------------------------------
                     Total Short-Term Securities
                     (Cost -- $15,670) -- 2.6%                                          15,670
==============================================================================================
Total Investments (Cost -- $631,427*) -- 111.2%                                        658,011

Liabilities in Excess of Other Assets -- (0.9%)                                         (5,455)

Liability for Trust Certificates, Including Interest
  Expense Payable -- (10.3%)                                                           (61,074)
                                                                                      --------
Net Assets -- 100.0%                                                                  $591,482
                                                                                      ========


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       37

Schedule of Investments (concluded)
                       BlackRock Pennsylvania Municipal Bond Fund (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $571,038
                                                                       ========
      Gross unrealized appreciation ..............................     $ 27,659
      Gross unrealized depreciation ..............................       (1,096)
                                                                       --------
      Net unrealized appreciation ................................     $ 26,563
                                                                       ========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   CIFG Insured.
(d)   Connie Lee Insured.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   FNMA/GNMA Collateralized.
(h)   FSA Insured.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA Pennsylvania Municipal Money Fund               14,419           $69
      --------------------------------------------------------------------------

(j)   MBIA Insured.
(k)   Prerefunded.
(l)   Radian Insured.
(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(o) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(q)   Represents the current yield as of January 31, 2007.
o Forward interest rate swaps outstanding as of January 31, 2007 were as follows:

                                                                                                 Unrealized
                                                                               Notional         Appreciation
                                                                                Amount         (Depreciation)
      ------------------------------------------------------------------------------------------------------
      Pay a fixed rate of 3.59% and receive a floating rate
      based on a 1-week Bond Market Association rate

      Broker, JPMorgan Chase
      Expires March 2017                                                        $ 2,000               $ 30

      Pay a fixed rate of 3.547% and receive a floating rate based on a 1-week Bond Market Association rate

      Broker, JPMorgan Chase
      Expires March 2017                                                        $ 3,000                 55

      Pay a fixed rate of 5.24% and receive a floating rate based on 3-month LIBOR rate

      Broker, JPMorgan Chase
      Expires April 2017                                                        $ 8,500                 42

      Pay a fixed rate of 5.183% and receive a floating rate based on 3-month LIBOR rate

      Broker, JPMorgan Chase
      Expires April 2017                                                        $20,000                188

      Pay a fixed rate of 5.455% and receive a floating rate based on 3-month LIBOR rate

      Broker, Citibank N.A.
      Expires May 2022                                                          $ 2,400                (18)
      ------------------------------------------------------------------------------------------------------
      Total                                                                                           $297
                                                                                                      ====

      See Notes to Financial Statements.


38       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Statements of Assets and Liabilities

                                                                              BlackRock          BlackRock         BlackRock
                                                                               Florida          New Jersey       Pennsylvania
                                                                              Municipal          Municipal         Municipal
As of January 31, 2007 (Unaudited)                                            Bond Fund          Bond Fund         Bond Fund
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value* ..........    $ 121,575,248     $ 304,136,417     $ 642,340,684
            Investments in affiliated securities, at value** ...........        3,039,234         7,106,850        15,670,280
            Cash .......................................................           55,671           135,606           300,262
            Unrealized appreciation on forward interest rate swaps .....          272,430                --           314,752
            Receivables:
                Interest ...............................................        1,461,880         2,867,185         6,627,984
                Beneficial interest sold ...............................            9,457         2,244,904            94,244
                Securities sold ........................................        1,043,709           155,000                --
                Dividends ..............................................            7,913                --                --
            Prepaid expenses and other assets ..........................            4,970           109,597           405,909
                                                                            -------------------------------------------------
            Total assets ...............................................      127,470,512       316,755,559       665,754,115
                                                                            -------------------------------------------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on forward interest rate swaps .....               --                --            17,825
            Trust certificates .........................................        9,437,500        25,415,050        60,410,000
            Payables:
                Securities purchased ...................................        1,024,590                --         9,522,793
                Dividends to shareholders ..............................          265,950           754,502         1,930,115
                Beneficial interest redeemed ...........................          210,784           992,124           851,880
                Interest expense .......................................           40,380           291,573           663,966
                Investment adviser .....................................           54,770           213,206           650,926
                Distributor ............................................           23,481            37,674            31,413
                Other affiliates .......................................            8,390            11,896            18,536
            Accrued expenses and other liabilities .....................           13,385            80,564           174,875
                                                                            -------------------------------------------------
            Total liabilities ..........................................       11,079,230        27,796,589        74,272,329
                                                                            -------------------------------------------------
=============================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Net assets .................................................    $ 116,391,282     $ 288,958,970     $ 591,481,786
                                                                            =================================================
=============================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------
            Undistributed investment income -- net .....................    $     123,585     $     279,178     $     174,130
            Accumulated realized capital losses -- net .................       (5,961,893)      (14,318,520)      (36,097,066)
            Unrealized appreciation -- net .............................        6,226,604        15,367,812        26,880,417
                                                                            -------------------------------------------------
            Total accumulated earnings (losses) -- net .................          388,296         1,328,470        (9,042,519)
                                                                            -------------------------------------------------
            Institutional Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................          218,481         1,600,449         4,376,518
            Service Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................               --           125,750            31,099
            Investor A Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................           16,367            96,770           239,337
            Investor A1 Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................          507,570           376,888           245,525
            Investor B Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................          203,010            90,654            57,556
            Investor B1 Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................               --           175,025           138,032
            Investor C Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................            3,334            33,290            20,567
            Investor C1 Shares of beneficial interest, $.10 par value,
              unlimited number of shares authorized ....................          174,295           183,685           142,749
            Paid-in capital in excess of par ...........................      114,879,929       284,947,989       595,272,922
                                                                            -------------------------------------------------
            Net Assets .................................................    $ 116,391,282     $ 288,958,970     $ 591,481,786
                                                                            =================================================


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       39

Statements of Assets and Liabilities (concluded)

                                                                              BlackRock         BlackRock          BlackRock
                                                                               Florida         New Jersey        Pennsylvania
                                                                              Municipal         Municipal          Municipal
As of January 31, 2007 (Unaudited)                                            Bond Fund         Bond Fund          Bond Fund
=============================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
            Institutional:
                Net assets .............................................    $  22,669,163     $ 172,371,156     $ 492,889,610
                                                                            =================================================
                Shares of beneficial interest outstanding ..............        2,184,807        16,004,488        43,765,178
                                                                            =================================================
                Net asset value ........................................    $       10.38     $       10.77     $       11.26
                                                                            =================================================
            Service:
                Net assets .............................................               --     $  13,540,865     $   3,503,376
                                                                            =================================================
                Shares of beneficial interest outstanding ..............               --         1,257,501           310,993
                                                                            =================================================
                Net asset value ........................................               --     $       10.77     $       11.27
                                                                            =================================================
            Investor A:
                Net assets .............................................    $   1,694,005     $  10,430,533     $  26,983,511
                                                                            =================================================
                Shares of beneficial interest outstanding ..............          163,669           967,696         2,393,374
                                                                            =================================================
                Net asset value ........................................    $       10.35     $       10.78     $       11.27
                                                                            =================================================
            Investor A1:
                Net assets .............................................    $  52,569,615     $  40,636,529     $  27,682,664
                                                                            =================================================
                Shares of beneficial interest outstanding ..............        5,075,700         3,768,877         2,455,246
                                                                            =================================================
                Net asset value ........................................    $       10.36     $       10.78     $       11.27
                                                                            =================================================
            Investor B:
                Net assets .............................................    $  21,062,454     $   9,762,995     $   6,482,999
                                                                            =================================================
                Shares of beneficial interest outstanding ..............        2,030,096           906,540           575,556
                                                                            =================================================
                Net asset value ........................................    $       10.38     $       10.77     $       11.26
                                                                            =================================================
            Investor B1:
                Net assets .............................................               --     $  18,852,356     $  15,544,272
                                                                            =================================================
                Shares of beneficial interest outstanding ..............               --         1,750,254         1,380,317
                                                                            =================================================
                Net asset value ........................................               --     $       10.77     $       11.26
                                                                            =================================================
            Investor C:
                Net assets .............................................    $     345,118     $   3,584,311     $   2,318,114
                                                                            =================================================
                Shares of beneficial interest outstanding ..............           33,336           332,901           205,669
                                                                            =================================================
                Net asset value ........................................    $       10.35     $       10.77     $       11.27
                                                                            =================================================
            Investor C1:
                Net assets .............................................    $  18,050,927     $  19,780,225     $  16,077,240
                                                                            =================================================
                Shares of beneficial interest outstanding ..............        1,742,946         1,836,853         1,427,492
                                                                            =================================================
                Net asset value ........................................    $       10.36     $       10.77     $       11.26
                                                                            =================================================
                * Identified cost for unaffiliated securities ..........    $ 115,159,716     $ 288,768,605     $ 615,757,194
                                                                            =================================================
               ** Identified cost for affiliated securities ............    $   3,500,592     $   7,106,850     $  15,670,280
                                                                            =================================================

      See Notes to Financial Statements.


40       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Statements of Operations

                                                                               BlackRock         BlackRock         BlackRock
                                                                                Florida         New Jersey       Pennsylvania
                                                                               Municipal         Municipal         Municipal
For the Six Months Ended January 31, 2007 (Unaudited)                          Bond Fund         Bond Fund         Bond Fund
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
            Interest ...................................................    $   3,288,335     $   5,714,604     $  10,658,946
            Dividends from affiliates ..................................           47,547            55,899            68,844
                                                                            -------------------------------------------------
            Total income ...............................................        3,335,882         5,770,503        10,727,790
                                                                            -------------------------------------------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...................................          338,081           600,050         1,087,222
            Interest expense and fees ..................................          186,987           352,023           689,923
            Accounting services ........................................           41,992            60,852            88,394
            Service and distribution fees -- Investor C1 ...............           55,366            61,415            48,846
            Service and distribution fees -- Investor B ................           58,407            29,934            20,277
            Service and distribution fees -- Investor B1 ...............               --            50,373            43,497
            Professional fees ..........................................           27,687            27,306            21,677
            Printing and shareholder reports ...........................           23,217            24,266            19,953
            Service fees -- Investor A1 ................................           28,523            20,810            14,014
            Registration fees ..........................................           10,121            13,532            26,405
            Custodian fees .............................................            5,549             7,063            19,208
            Service fees -- Investor A .................................              943             5,660            20,117
            Transfer agent fees -- Institutional .......................            3,934             5,961            14,088
            Service fees -- Service ....................................               --            10,149             2,633
            Transfer agent fees -- Investor A1 .........................            9,655             6,618             5,381
            Pricing fees ...............................................            5,570             6,774             7,610
            Trustees' fees and expenses ................................            7,022             6,665             5,599
            Service and distribution fees -- Investor C ................              609             7,809             5,723
            Transfer agent fees -- Investor C1 .........................            3,556             2,987             2,879
            Transfer agent fees -- Investor B1 .........................               --             4,844             4,326
            Transfer agent fees -- Investor B ..........................            4,600             1,697             2,400
            Transfer agent fees -- Investor A ..........................              134             1,169             4,672
            Transfer agent fees -- Service .............................               --             4,266               423
            Transfer agent fees -- Investor C ..........................               22               367               379
            Other ......................................................           11,033            10,416             9,181
                                                                            -------------------------------------------------
            Total expenses before waiver and/or reimbursement ..........          823,008         1,323,006         2,164,827
            Waiver and/or reimbursement of expenses ....................              (12)          (84,855)          (91,887)
                                                                            -------------------------------------------------
            Total expenses after waiver and/or reimbursement ...........          822,996         1,238,151         2,072,940
                                                                            -------------------------------------------------
            Investment income -- net ...................................        2,512,886         4,532,352         8,654,850
                                                                            -------------------------------------------------
=============================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
                Investments -- net .....................................          548,198           735,299         4,645,478
                Swaps -- net ...........................................         (391,351)               --          (424,062)
                                                                            -------------------------------------------------
            Total realized gain -- net .................................          156,847           735,299         4,221,416
                                                                            -------------------------------------------------
            Change in unrealized appreciation/depreciation on:
                Investments -- net .....................................          767,117           384,302        (6,037,405)
                Swaps -- net ...........................................          272,430                --           353,438
                                                                            -------------------------------------------------
            Total change in unrealized appreciation/depreciation -- net         1,039,547           384,302        (5,683,967)
                                                                            -------------------------------------------------
            Total realized and unrealized gain (loss) -- net ...........        1,196,394         1,119,601        (1,462,551)
                                                                            -------------------------------------------------
            Net Increase in Net Assets Resulting from Operations .......    $   3,709,280     $   5,651,953     $   7,192,299
                                                                            =================================================

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       41

Statements of Changes in Net Assets        BlackRock Florida Municipal Bond Fund

                                                                                         For the Six
                                                                                        Months Ended         For the
                                                                                         January 31,       Year Ended
                                                                                            2007            July 31,
Increase (Decrease) in Net Assets:                                                       (Unaudited)          2006
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...............................................    $   2,512,886     $   5,414,484
            Realized gain (loss) -- net ............................................          156,847          (283,326)
            Change in unrealized appreciation/depreciation -- net ..................        1,039,547        (2,051,210)
                                                                                        -------------------------------
            Net increase in net assets resulting from operations ...................        3,709,280         3,079,948
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ......................................................         (501,514)       (1,004,021)
                Investor A .........................................................          (15,314)               --
                Investor A1 ........................................................       (1,204,724)       (2,586,269)
                Investor B .........................................................         (446,171)       (1,185,478)
                Investor C .........................................................           (2,014)               --
                Investor C1 ........................................................         (343,149)         (638,716)
                                                                                        -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ....       (2,512,886)       (5,414,484)
                                                                                        -------------------------------
=======================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from beneficial interest transactions      (10,703,868)       (3,569,331)
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ...........................................       (9,507,474)       (5,903,867)
            Beginning of period ....................................................      125,898,756       131,802,623
                                                                                        -------------------------------
            End of period* .........................................................    $ 116,391,282     $ 125,898,756
                                                                                        ===============================
                * Undistributed investment income -- net ...........................    $     123,585     $     123,585
                                                                                        ===============================

      See Notes to Financial Statements.


42       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Statements of Changes in Net Assets     BlackRock New Jersey Municipal Bond Fund

                                                                                         For the Six
                                                                                        Months Ended         For the
                                                                                         January 31,       Year Ended
                                                                                            2007            July 31,
Increase (Decrease) in Net Assets:                                                       (Unaudited)          2006
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...............................................    $   4,532,352     $   4,241,248
            Realized gain -- net ...................................................          735,299           729,694
            Change in unrealized appreciation/depreciation -- net ..................          384,302        (1,489,053)
                                                                                        -------------------------------
            Net increase in net assets resulting from operations ...................        5,651,953         3,481,889
                                                                                        -------------------------------
=======================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ......................................................       (2,490,786)       (1,215,782)
                Service ............................................................         (165,624)               --
                Investor A .........................................................          (92,359)               --
                Investor A1 ........................................................         (861,532)       (1,482,198)
                Investor B .........................................................          (99,669)               --
                Investor B1 ........................................................         (376,534)         (875,086)
                Investor C .........................................................          (26,005)               --
                Investor C1 ........................................................         (372,337)         (622,496)
            Realized gain -- net:
                Institutional ......................................................               --            (9,352)
                Investor A1 ........................................................               --           (12,456)
                Investor B1 ........................................................               --            (8,754)
                Investor C1 ........................................................               --            (6,080)
                                                                                        -------------------------------
            Net decrease in net assets resulting from dividends and distributions to
              shareholders .........................................................       (4,484,846)       (4,232,204)
                                                                                        -------------------------------
=======================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions      173,245,632        12,420,544
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ...........................................      174,412,739        11,670,229
            Beginning of period ....................................................      114,546,231       102,876,002
                                                                                        -------------------------------
            End of period* .........................................................    $ 288,958,970     $ 114,546,231
                                                                                        ===============================
                * Undistributed investment income -- net ...........................    $     279,178     $     231,672
                                                                                        ===============================

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       43

Statements of Changes in Net Assets (As Restated for 2006. See Note 9)
                                      BlackRock Pennsylvania Municipal Bond Fund

                                                                                         For the Six
                                                                                        Months Ended         For the
                                                                                         January 31,       Year Ended
                                                                                            2007            July 31,
Increase (Decrease) in Net Assets:                                                       (Unaudited)          2006
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...............................................    $   8,654,850     $   2,999,712
            Realized gain -- net ...................................................        4,221,416           333,738
            Change in unrealized appreciation/depreciation -- net ..................       (5,683,967)       (1,698,932)
                                                                                        -------------------------------
            Net increase in net assets resulting from operations ...................        7,192,299         1,634,518
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                Institutional ......................................................       (6,841,310)         (458,664)
                Service ............................................................          (44,476)               --
                Investor A .........................................................         (334,866)               --
                Investor A1 ........................................................         (600,001)       (1,147,819)
                Investor B .........................................................          (69,118)               --
                Investor B1 ........................................................         (337,167)         (831,770)
                Investor C .........................................................          (19,519)               --
                Investor C1 ........................................................         (307,579)         (555,476)
                                                                                        -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ....       (8,554,036)       (2,993,729)
                                                                                        -------------------------------
=======================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions      520,403,249           244,580
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ................................      519,041,512        (1,114,631)
            Beginning of period ....................................................       72,440,274        73,554,905
                                                                                        -------------------------------
            End of period* .........................................................    $ 591,481,786     $  72,440,274
                                                                                        ===============================
                * Undistributed investment income -- net ...........................    $     174,130     $      73,316
                                                                                        ===============================

      See Notes to Financial Statements.


44       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Financial Highlights (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                                BlackRock Florida Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                           Institutional
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.28      $ 10.47     $ 10.15     $ 10.06     $ 10.20     $ 10.14
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .23@         .46@        .49@        .53@        .53@        .52
            Realized and unrealized gain (loss) -- net .....       .09         (.23)        .32         .09        (.14)        .06
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .32          .23         .81         .62         .39         .58
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.22)        (.42)       (.49)       (.53)       (.53)       (.52)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.38      $ 10.28     $ 10.47     $ 10.15     $ 10.06     $ 10.20
                                                               ====================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      3.19%+       2.60%       8.19%       6.24%       3.87%       5.91%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
            Expenses, net of reimbursement and excluding
              interest expense and fees ....................       .80%*        .78%        .79%        .78%        .77%        .79%
                                                               ====================================================================
            Expenses, net of reimbursement .................      1.10%*       1.02%       1.04%        .89%        .93%       1.01%
                                                               ====================================================================
            Expenses .......................................      1.10%*       1.02%       1.04%        .89%        .93%       1.01%
                                                               ====================================================================
            Investment income -- net .......................      4.32%*       4.40%       4.78%       5.15%       5.18%       5.16%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $22,669      $23,603     $20,647     $19,681     $22,053     $25,886
                                                               ====================================================================
            Portfolio turnover .............................         8%          45%         49%         28%         41%         36%
                                                               ====================================================================

*     Annualized.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       45

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock New Jersey Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                           Institutional
                                                           -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.64      $ 10.73     $ 10.24     $ 10.21     $ 10.43     $ 10.48
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .24@         .45@        .48@        .52@        .50@        .49
            Realized and unrealized gain (loss) -- net .....       .12         (.09)        .48         .02        (.21)       (.05)
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .36          .36         .96         .54         .29         .44
                                                               --------------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ...................      (.23)        (.45)       (.47)       (.51)       (.51)       (.49)
                Realized gain -- net .......................        --           --@@        --          --          --          --
                                                               --------------------------------------------------------------------
            Total dividends and distributions ..............      (.23)        (.45)       (.47)       (.51)       (.51)       (.49)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.77      $ 10.64     $ 10.73     $ 10.24     $ 10.21     $ 10.43
                                                               ====================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      3.40%+       3.46%       9.60%       5.35%       2.75%       4.33%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement
              and excluding interest expense and fees ......       .62%*        .81%        .83%        .81%        .83%        .84%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......       .95%*        .93%       1.03%        .97%       1.03%       1.06%
                                                               ====================================================================
            Expenses .......................................      1.02%*        .93%       1.04%        .98%       1.03%       1.06%
                                                               ====================================================================
            Investment income -- net .......................      4.35%*       4.26%       4.54%       4.93%       4.88%       4.72%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $172,371     $33,316     $25,325     $15,166     $23,582     $20,723
                                                               ====================================================================
            Portfolio turnover .............................         6%          16%         48%         27%         34%         36%
                                                               ====================================================================

*     Annualized.
+     Aggregate total investment return.
@     Based on average shares outstanding.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


46       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock Pennsylvania Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                           Institutional
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 11.18      $ 11.39     $ 11.12     $ 11.03     $ 11.16     $ 10.99
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .26@         .50@        .51@        .52@        .54@        .54
            Realized and unrealized gain (loss) -- net .....       .07         (.21)        .27         .08        (.13)        .17
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .33          .29         .78         .60         .41         .71
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.25)        (.50)       (.51)       (.51)       (.54)       (.54)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 11.26      $ 11.18     $ 11.39     $ 11.12     $ 11.03     $ 11.16
                                                               ====================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      2.96%+       2.59%       7.17%       5.57%       3.69%       6.61%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement
              and excluding interest expense and fees ......       .60%*        .88%        .91%        .88%        .88%        .90%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......       .95%*       1.31%       1.20%        .99%       1.03%       1.05%
                                                               ====================================================================
            Expenses .......................................       .99%*       1.32%       1.21%       1.01%       1.04%       1.05%
                                                               ====================================================================
            Investment income -- net .......................      4.45%*       4.44%       4.55%       4.60%       4.81%       4.88%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $492,890     $11,410     $ 9,939     $10,536     $11,296     $12,104
                                                               ====================================================================
            Portfolio turnover .............................        21%          23%         32%         58%         30%         21%
                                                               ====================================================================

*     Annualized.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       47

                                                                                                    Service
                                                                                        -------------------------------
                                                                                         For the Period Oct. 2, 2006++
                                                                                        to January 31, 2007 (Unaudited)
                                                                                        -------------------------------
                                                                                          BlackRock          BlackRock
                                                                                         New Jersey        Pennsylvania
The following per share data and ratios have been derived                                 Municipal          Municipal
from information provided in the financial statements.                                    Bond Fund          Bond Fund
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...................................    $       10.84     $       11.35
                                                                                        -------------------------------
            Investment income -- net@ ..............................................              .13               .14
            Realized and unrealized loss -- net ....................................             (.05)             (.06)
                                                                                        -------------------------------
            Total from investment operations .......................................              .08               .08
                                                                                        -------------------------------
            Less dividends from investment income -- net ...........................             (.15)             (.16)
                                                                                        -------------------------------
            Net asset value, end of period .........................................    $       10.77     $       11.27
                                                                                        ===============================
=======================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .....................................              .70%+             .67%+
                                                                                        ===============================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement and excluding
              interest expense and fees ............................................              .85%*             .83%*
                                                                                        ===============================
            Expenses, net of waiver and reimbursement ..............................             1.17%*            1.18%*
                                                                                        ===============================
            Expenses ...............................................................             1.35%*            1.27%*
                                                                                        ===============================
            Investment income -- net ...............................................             4.12%*            4.22%*
                                                                                        ===============================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...............................    $      13,541     $       3,503
                                                                                        ===============================
            Portfolio turnover .....................................................                6%               21%
                                                                                        ===============================

*     Annualized.
+     Aggregate total investment return.
++    Commencement of operations.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


48       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

                                                                                               Investor A
                                                                            -------------------------------------------------
                                                                                    For the Period October 2, 2006++
                                                                                     to January 31, 2007 (Unaudited)
                                                                            -------------------------------------------------
                                                                              BlackRock         BlackRock         BlackRock
                                                                               Florida         New Jersey       Pennsylvania
The following per share data and ratios have been derived                     Municipal         Municipal         Municipal
from information provided in the financial statements.                        Bond Fund         Bond Fund         Bond Fund
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......................    $       10.40     $       10.85     $       11.36
                                                                            -------------------------------------------------
            Investment income -- net@ ..................................              .12               .12               .14
            Realized and unrealized loss -- net ........................             (.03)             (.04)             (.07)
                                                                            -------------------------------------------------
            Total from investment operations ...........................              .09               .08               .07
                                                                            -------------------------------------------------
            Less dividends from investment income -- net ...............             (.14)             (.15)             (.16)
                                                                            -------------------------------------------------
            Net asset value, end of period .............................    $       10.35     $       10.78     $       11.27
                                                                            =================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........................              .87%+             .70%+             .58%+
                                                                            =================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and/or reimbursement and excluding
              interest expense and fees ................................             1.06%*             .85%*             .85%*
                                                                            =================================================
            Expenses, net of waiver and/or reimbursement ...............             1.37%*            1.17%*            1.20%*
                                                                            =================================================
            Expenses ...................................................             1.37%*            1.29%*            1.29%*
                                                                            =================================================
            Investment income -- net ...................................             4.06%*            4.12%*            4.20%*
                                                                            =================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...................    $       1,694     $      10,431     $      26,984
                                                                            =================================================
            Portfolio turnover .........................................                8%                6%               21%
                                                                            =================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
++    Commencement of operations.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       49

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock Florida Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                           Investor A1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.26      $ 10.45     $ 10.14     $ 10.04     $ 10.19     $ 10.13
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .22@         .45@        .48@        .52@        .52@        .51
            Realized and unrealized gain (loss) -- net .....       .10         (.20)        .31         .10        (.15)        .06
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .32          .25         .79         .62         .37         .57
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.22)        (.44)       (.48)       (.52)       (.52)       (.51)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.36      $ 10.26     $ 10.45     $ 10.14     $ 10.04     $ 10.19
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      3.14%+       2.49%       7.98%       6.24%       3.66%       5.81%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
              interest expense and fees ....................       .90%*        .88%        .89%        .87%        .88%        .89%
                                                               ====================================================================
            Expenses, net of reimbursement .................      1.21%*       1.12%       1.14%        .99%       1.03%       1.11%
                                                               ====================================================================
            Expenses .......................................      1.21%*       1.12%       1.14%        .99%       1.03%       1.11%
                                                               ====================================================================
            Investment income -- net .......................      4.25%*       4.30%       4.68%       5.05%       5.08%       5.07%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $52,570      $59,210     $59,586     $57,521     $57,610     $43,909
                                                               ====================================================================
            Portfolio turnover .............................         8%          45%         49%         28%         41%         36%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


50       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock New Jersey Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                           Investor A1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.66      $ 10.73     $ 10.24     $ 10.22     $ 10.43     $ 10.48
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .23@         .44@        .47@        .51@        .50@        .48
            Realized and unrealized gain (loss) -- net .....       .12         (.07)        .48         .01        (.21)       (.05)
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .35          .37         .95         .52         .29         .43
                                                               --------------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ...................      (.23)        (.44)       (.46)       (.50)       (.50)       (.48)
                Realized gain -- net .......................        --           --@@        --          --          --          --
                                                               --------------------------------------------------------------------
            Total dividends and distributions ..............      (.23)        (.44)       (.46)       (.50)       (.50)       (.48)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.78      $ 10.66     $ 10.73     $ 10.24     $ 10.22     $ 10.43
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      3.25%+       3.55%       9.49%       5.14%       2.76%       4.22%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement
              and excluding interest expense and fees ......       .78%*        .91%        .93%        .91%        .93%        .94%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......      1.11%*       1.03%       1.13%       1.08%       1.13%       1.16%
                                                               ====================================================================
            Expenses .......................................      1.18%*       1.03%       1.14%       1.08%       1.13%       1.16%
                                                               ====================================================================
            Investment income -- net .......................      4.21%*       4.16%       4.45%       4.85%       4.79%       4.63%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $40,637      $40,676     $34,618     $32,863     $27,868     $22,745
                                                               ====================================================================
            Portfolio turnover .............................         6%          16%         48%         27%         34%         36%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       51

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock Pennsylvania Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                            Investor A1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 11.20      $ 11.41     $ 11.13     $ 11.05     $ 11.17     $ 11.00
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .25@         .49@        .50@        .51@        .53@        .53
            Realized and unrealized gain (loss) -- net .....       .06         (.26)        .28         .08        (.12)        .17
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .31          .23         .78         .59         .41         .70
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.24)        (.44)       (.50)       (.51)       (.53)       (.53)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 11.27      $ 11.20     $ 11.41     $ 11.13     $ 11.05     $ 11.17
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      2.81%+       2.49%       7.16%       5.37%       3.69%       6.50%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement
              and excluding interest expense and fees ......       .82%*        .98%       1.01%        .98%        .98%       1.00%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......      1.17%*       1.41%       1.30%       1.09%       1.13%       1.16%
                                                               ====================================================================
            Expenses .......................................      1.23%*       1.42%       1.31%       1.11%       1.14%       1.16%
                                                               ====================================================================
            Investment income -- net .......................      4.38%*       4.34%       4.45%       4.50%       4.69%       4.78%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $27,683      $26,987     $26,024     $25,432     $23,460     $16,295
                                                               ====================================================================
            Portfolio turnover .............................        21%          23%         32%         58%         30%         21%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


52       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock Florida Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                            Investor B
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.28      $ 10.47     $ 10.15     $ 10.06     $ 10.20     $ 10.14
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .20@         .40@        .44@        .48@        .48@        .47
            Realized and unrealized gain (loss) -- net .....       .10         (.19)        .32         .09        (.14)        .06
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .30          .21         .76         .57         .34         .53
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.20)        (.40)       (.44)       (.48)       (.48)       (.47)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.38      $ 10.28     $ 10.47     $ 10.15     $ 10.06     $ 10.20
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      2.93%+       2.08%       7.65%       5.70%       3.35%       5.38%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
             interest expense and fees .....................      1.30%*       1.29%       1.30%       1.28%       1.28%       1.29%
                                                               ====================================================================
            Expenses, net of reimbursement .................      1.61%*       1.52%       1.55%       1.40%       1.43%       1.51%
                                                               ====================================================================
            Expenses .......................................      1.61%*       1.52%       1.55%       1.40%       1.44%       1.51%
                                                               ====================================================================
            Investment income -- net .......................      3.82%*       3.90%       4.29%       4.64%       4.67%       4.65%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $21,062      $25,614     $35,340     $41,705     $61,098     $73,034
                                                               ====================================================================
            Portfolio turnover .............................         8%          45%         49%         28%         41%         36%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       53

                                                                                                  Investor B
                                                                                        -------------------------------
                                                                                         For the Period Oct. 2, 2006++
                                                                                        to January 31, 2007 (Unaudited)
                                                                                        -------------------------------
                                                                                           BlackRock         BlackRock
                                                                                          New Jersey       Pennsylvania
The following per share data and ratios have been derived                                  Municipal         Municipal
from information provided in the financial statements.                                     Bond Fund         Bond Fund
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...................................    $       10.84     $       11.35
                                                                                        -------------------------------
            Investment income -- net*** ............................................              .11               .12
            Realized and unrealized loss -- net ....................................             (.06)             (.08)
                                                                                        -------------------------------
            Total from investment operations .......................................              .05               .04
                                                                                        -------------------------------
            Less dividends from investment income -- net ...........................             (.12)             (.13)
                                                                                        -------------------------------
            Net asset value, end of period .........................................    $       10.77     $       11.26
                                                                                        ===============================
=======================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .....................................              .45%+             .33%+
                                                                                        ===============================
=======================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement and excluding
              interest expense and fees ............................................             1.60%*            1.60%*
                                                                                        ===============================
            Expenses, net of waiver and reimbursement ..............................             1.92%*            1.95%*
                                                                                        ===============================
            Expenses ...............................................................             2.05%*            2.10%*
                                                                                        ===============================
            Investment income -- net ...............................................             3.37%*            3.44%*
                                                                                        ===============================
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...............................    $       9,763     $       6,483
                                                                                        ===============================
            Portfolio turnover .....................................................                6%               21%
                                                                                        ===============================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Commencement of operations.

      See Notes to Financial Statements.


54       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock New Jersey Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                            Investor B1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.65      $ 10.73     $ 10.24     $ 10.22     $ 10.43     $ 10.48
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .21@         .40@        .43@        .46@        .46@        .44
            Realized and unrealized gain (loss) -- net .....       .11         (.09)        .48         .02        (.22)       (.05)
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .32          .31         .91         .48         .24         .39
                                                               --------------------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ......................      (.20)        (.39)       (.42)       (.46)       (.45)       (.44)
             Realized gain -- net ..........................        --           --@@        --          --          --          --
                                                               --------------------------------------------------------------------
            Total dividends and distributions ..............      (.20)        (.39)       (.42)       (.46)       (.45)       (.44)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.77      $ 10.65     $ 10.73     $ 10.24     $ 10.22     $ 10.43
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      3.04%+       3.03%       9.04%       4.71%       2.34%       3.80%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement and
             excluding interest expense and fees ...........      1.19%*       1.33%       1.34%       1.32%       1.34%       1.35%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......      1.51%*       1.44%       1.54%       1.48%       1.54%       1.57%
                                                               ====================================================================
            Expenses .......................................      1.60%*       1.44%       1.55%       1.49%       1.54%       1.57%
                                                               ====================================================================
            Investment income -- net .......................      3.80%*       3.75%       4.06%       4.44%       4.37%       4.21%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $18,852      $20,920     $26,893     $31,781     $44,968     $62,716
                                                               ====================================================================
            Portfolio turnover .............................         6%          16%         48%         27%         34%         36%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       55

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock Pennsylvania Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                            Investor B1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 11.18      $ 11.39     $ 11.12     $ 11.03     $ 11.16     $ 10.99
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .23@         .44@        .46@        .46@        .49@        .48
            Realized and unrealized gain (loss) -- net .....       .07         (.21)        .27         .09        (.14)        .17
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .30          .23         .73         .55         .35         .65
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.22)        (.44)       (.46)       (.46)       (.48)       (.48)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 11.26      $ 11.18     $ 11.39     $ 11.12     $ 11.03     $ 11.16
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      2.70%+       2.07%       6.63%       5.04%       3.18%       6.07%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement and
             excluding interest expense and fees ...........      1.23%*       1.39%       1.42%       1.38%       1.39%       1.40%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......      1.58%*       1.82%       1.71%       1.50%       1.54%       1.55%
                                                               ====================================================================
            Expenses .......................................      1.65%*       1.83%       1.72%       1.51%       1.55%       1.55%
                                                               ====================================================================
            Investment income -- net .......................      3.98%*       3.93%       4.05%       4.09%       4.31%       4.36%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $15,544      $18,402     $23,965     $28,749     $43,099     $54,421
                                                               ====================================================================
            Portfolio turnover .............................        21%          23%         32%         58%         30%         21%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


56       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

                                                                                               Investor C
                                                                            -------------------------------------------------
                                                                                    For the Period October 2, 2006++
                                                                                     to January 31, 2007 (Unaudited)
                                                                            -------------------------------------------------
                                                                              BlackRock         BlackRock         BlackRock
                                                                               Florida         New Jersey       Pennsylvania
The following per share data and ratios have been derived                     Municipal         Municipal         Municipal
from information provided in the financial statements.                        Bond Fund         Bond Fund         Bond Fund
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......................    $       10.40     $       10.84     $       11.35
                                                                            -------------------------------------------------
            Investment income -- net*** ................................              .09               .10               .11
            Realized and unrealized loss -- net ........................             (.03)             (.05)             (.06)
                                                                            -------------------------------------------------
            Total from investment operations ...........................              .06               .05               .05
                                                                            -------------------------------------------------
            Less dividends from investment income -- net ...............             (.11)             (.12)             (.13)
                                                                            -------------------------------------------------
            Net asset value, end of period .............................    $       10.35     $       10.77     $       11.27
                                                                            =================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........................              .62%+             .45%+             .42%+
                                                                            =================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and/or reimbursement and
             excluding interest expense and fees .......................             1.81%*            1.60%*            1.60%*
                                                                            =================================================
            Expenses, net of waiver and/or reimbursement ...............             2.12%*            1.92%*            1.95%*
                                                                            =================================================
            Expenses ...................................................             2.12%*            2.04%*            2.05%*
                                                                            =================================================
            Investment income -- net ...................................             3.31%*            3.37%*            3.45%*
                                                                            =================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...................    $         345     $       3,584     $       2,318
                                                                            =================================================
            Portfolio turnover .........................................                8%                6%               21%
                                                                            =================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Commencement of operations.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       57

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock Florida Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                            Investor C1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.26      $ 10.45     $ 10.14     $ 10.04     $ 10.18     $ 10.13
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .20@         .39@        .43@        .47@        .47@        .46
            Realized and unrealized gain (loss) -- net .....       .09         (.19)        .31         .10        (.14)        .05
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .29          .20         .74         .57         .33         .51
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.19)        (.39)       (.43)       (.47)       (.47)       (.46)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.36      $ 10.26     $ 10.45     $ 10.14     $ 10.04     $ 10.18
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      2.88%+       1.98%       7.44%       5.70%       3.24%       5.17%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding
             interest expense and fees .....................      1.41%*       1.39%       1.40%       1.38%       1.38%       1.39%
                                                               ====================================================================
            Expenses, net of reimbursement .................      1.72%*       1.62%       1.65%       1.50%       1.54%       1.61%
                                                               ====================================================================
            Expenses .......................................      1.72%*       1.62%       1.65%       1.50%       1.54%       1.61%
                                                               ====================================================================
            Investment income -- net .......................      3.74%*       3.80%       4.17%       4.54%       4.57%       4.56%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $18,051      $17,472     $16,229     $13,381     $14,759     $10,489
                                                               ====================================================================
            Portfolio turnover .............................         8%          45%         49%         28%         41%         36%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


58       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Financial Highlights (continued) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock New Jersey Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                            Investor C1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 10.64      $ 10.73     $ 10.24     $ 10.21     $ 10.42     $ 10.47
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .20@         .39@        .41@        .45@        .45@        .43
            Realized and unrealized gain (loss) -- net .....       .13         (.10)        .49         .02        (.22)       (.05)
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .33          .29         .90         .47         .23         .38
                                                               --------------------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ......................      (.20)        (.38)       (.41)       (.44)       (.44)       (.43)
             Realized gain -- net ..........................        --           --@@        --          --          --          --
                                                               --------------------------------------------------------------------
            Total dividends and distributions ..............      (.20)        (.38)       (.41)       (.44)       (.44)       (.43)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 10.77      $ 10.64     $ 10.73     $ 10.24     $ 10.21     $ 10.42
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      3.09%+       2.83%       8.94%       4.71%       2.24%       3.70%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement and
             excluding interest expense and fees ...........      1.29%*       1.42%       1.44%       1.42%       1.44%       1.45%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......      1.61%*       1.53%       1.64%       1.58%       1.63%       1.67%
                                                               ====================================================================
            Expenses .......................................      1.68%*       1.54%       1.65%       1.59%       1.64%       1.67%
                                                               ====================================================================
            Investment income -- net .......................      3.70%*       3.65%       3.94%       4.34%       4.28%       4.12%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $19,780      $19,634     $16,040     $14,903     $15,505     $13,375
                                                               ====================================================================
            Portfolio turnover .............................         6%          16%         48%         27%         34%         36%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       59

Financial Highlights (concluded) (As Restated for the Years Ended 2006, 2005, 2004, 2003 and 2002. See Note 9)

                                                                              BlackRock Pennsylvania Municipal Bond Fund
                                                            -----------------------------------------------------------------------
                                                                                            Investor C1
                                                            -----------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended
                                                             January 31,                   For the Year Ended July 31,
The following per share data and ratios have been derived       2007        -------------------------------------------------------
from information provided in the financial statements.       (Unaudited)      2006        2005        2004        2003       2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...........   $ 11.19      $ 11.39     $ 11.12     $ 11.03     $ 11.16     $ 10.99
                                                               --------------------------------------------------------------------
            Investment income -- net .......................       .22@         .43@        .45@        .45@        .47@        .47
            Realized and unrealized gain (loss) -- net .....       .07         (.20)        .26         .09        (.13)        .17
                                                               --------------------------------------------------------------------
            Total from investment operations ...............       .29          .23         .71         .54         .34         .64
                                                               --------------------------------------------------------------------
            Less dividends from investment income -- net ...      (.22)        (.43)       (.44)       (.45)       (.47)       (.47)
                                                               --------------------------------------------------------------------
            Net asset value, end of period .................   $ 11.26      $ 11.19     $ 11.39     $ 11.12     $ 11.03     $ 11.16
                                                               ====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .............      2.55%+       2.06%       6.53%       4.93%       3.07%       5.96%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and reimbursement and
             excluding interest expense and fees ...........      1.32%*       1.48%       1.52%       1.49%       1.49%       1.51%
                                                               ====================================================================
            Expenses, net of waiver and reimbursement ......      1.68%*       1.92%       1.81%       1.60%       1.64%       1.67%
                                                               ====================================================================
            Expenses .......................................      1.73%*       1.93%       1.82%       1.61%       1.65%       1.67%
                                                               ====================================================================
            Investment income -- net .......................      3.88%*       3.83%       3.94%       3.99%       4.18%       4.27%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .......   $16,077      $15,642     $13,626     $13,260     $13,309     $ 9,309
                                                               ====================================================================
            Portfolio turnover .............................        21%          23%         32%         58%         30%         21%
                                                               ====================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
+     Aggregate total investment return.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


60       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund, all a series of Merrill Lynch Multi-State Municipal Series Trust, were renamed BlackRock Florida Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund (the "Funds" or individually the "Fund"), each a series of BlackRock Multi-State Municipal Series Trust (the "Trust"), respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Each Fund offers multiple classes of shares. Effective October 2, 2006, BlackRock Florida Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively. Also effective October 2, 2006, BlackRock Florida Municipal Bond Fund's Investor A Shares and Investor C Shares commenced operations. BlackRock New Jersey Municipal Bond Fund's and BlackRock Pennsylvania Municipal Bond Fund's Service Shares, Investor A Shares, Investor B Shares and Investor C Shares commenced operations. Institutional and Service Shares are sold only to certain eligible investors. Investor A and Investor A1 Shares are sold with a front-end sales charge. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on certain changes to the Investor A and Investor A1 distribution plans). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       61
      such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- Each Fund invests in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At January 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

--------------------------------------------------------------------------------
                                                       Range of
                                                       Interest      Underlying
                                        Liability      Rates on       Municipal
                                           for       the Liability      Bonds
                                          Trust        for Trust     Transferred
                                      Certificates   Certificates      to TOB's
--------------------------------------------------------------------------------
BlackRock Florida
  Municipal Bond Fund ..........      $ 9,437,500        3.55%       $20,446,771
BlackRock New Jersey
  Municipal Bond Fund ..........      $25,415,050        3.56%       $40,411,211
BlackRock Pennsylvania                                   3.53%-
  Municipal Bond Fund ..........      $60,410,000        3.55%       $97,022,835
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Fund' investment policies and restrictions expressly permit investments in inverse floating rate securi-


62       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007
ties such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Funds' financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006 (for BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) and August 31, 2006 (for BlackRock Florida Municipal Bond Fund), shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Funds' manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Funds have also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       63

Effective October 16, 2006, the Manager, with respect to BlackRock New Jersey Municipal Bond Fund, has contractually agreed to waive expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: .60% (for Institutional Shares), ..90% (for Service and Investor A Shares), 1.69% (for Investor B Shares) and 1.70% (for Investor C Shares), until February 1, 2007. In addition to this contractual waiver, the Manager has voluntarily agreed to waive fees or expenses in order to limit expenses as follows: .85% (for Service and Investor A Shares), ..70% (for Investor A1 Shares), 1.60% (for Investor B and Investor C Shares), 1.10% (for Investor B1 Shares) and 1.20% (for Investor C1 Shares).

Effective October 16, 2006, the Manager, with respect to BlackRock Pennsylvania Municipal Bond Fund, has contractually agreed to waive fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: .60% (for Institutional Shares), ..90% (for Service Shares), .96% (for Investor A Shares) and 1.65% (for Investor B and Investor C Shares), until February 1, 2007. In addition to this contractual waiver, the Manager has voluntarily agreed to waive or reimburse fees or expenses in order to limit expenses as follows: .85% (for Service and Investor A Shares), .70% (for Investor A1 Shares), 1.60% (for Investor B and Investor C Shares), 1.10% (for Investor B1 Shares) and 1.20% (for Investor C1 Shares). For the six months ended January 31, 2007, the fees and waivers were as follows:

--------------------------------------------------------------------------------
                                                          Fees             Fees
                                                         Earned           Waived
--------------------------------------------------------------------------------
BlackRock New Jersey
  Municipal Bond Fund ..................               $  600,050        $76,660
BlackRock Pennsylvania
  Municipal Bond Fund ..................               $1,087,222        $80,499
--------------------------------------------------------------------------------

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

The Manager (and previously FAM) has agreed to reimburse its advisory fee for each Fund by the amount of advisory fee each Fund pays to the Manager (and previously FAM) indirectly through each Fund's investment as described below. For the six months ended January 31, 2007, the reimbursements were as follows:

--------------------------------------------------------------------------------
                                                      For the        For the
                                                       Period         Period
                                                      Aug. 1,       Sept. 30,
                                                      2006 to         2006 to
                                                     Sept. 29,       Jan. 31,
                                                        2006           2007
                                                     Reimbursed    Reimbursed by
                              Investment               by FAM       the Manager
--------------------------------------------------------------------------------
BlackRock Florida             CMA Florida
  Municipal Bond              Municipal
  Fund.........               Money Fund               $    4        $     8
BlackRock New                 CMA New
  Jersey                      Jersey
  Municipal                   Municipal
  Bond Fund ...               Money Fund               $  522        $ 8,195
BlackRock                     CMA
  Pennsylvania                Pennsylvania
  Municipal                   Municipal
  Bond Fund....               Money Fund               $  425        $11,388
--------------------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Service Fees
--------------------------------------------------------------------------------
                                      BlackRock       BlackRock      BlackRock
                                       Florida       New Jersey    Pennsylvania
                                      Municipal       Municipal      Municipal
                                      Bond Fund       Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Service......                            --             .25%           .25%
Investor A...                           .25%            .25%           .25%
Investor A1..                           .10%            .10%           .10%
Investor B...                           .25%            .25%           .25%
Investor B1..                            --             .25%           .25%
Investor C...                           .25%            .25%           .25%
Investor C1..                           .25%            .25%           .25%
--------------------------------------------------------------------------------

                                                 Distribution Fees
--------------------------------------------------------------------------------
                                      BlackRock       BlackRock      BlackRock
                                       Florida       New Jersey    Pennsylvania
                                      Municipal       Municipal      Municipal
                                      Bond Fund       Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Investor B...                           .25%            .75%           .75%
Investor B1..                            --             .35%           .35%
Investor C...                           .75%            .75%           .75%
Investor C1..                           .35%            .35%           .35%
--------------------------------------------------------------------------------


64       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provide shareholder servicing and distribution services to each Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing shareholder services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder services and distribution-related services to Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the six months ended January 31, 2007, FAMD, the Funds' sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of each of the Funds' Investor A Shares as follows:

--------------------------------------------------------------------------------
                                        BlackRock      BlackRock      BlackRock
                                         Florida      New Jersey    Pennsylvania
                                        Municipal      Municipal      Municipal
                                        Bond Fund      Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Investor A:
FAMD...........                         $ 1,002        $ 1,301          $ 1,112
MLPF&S.........                         $12,801        $12,785          $12,925
BDI............                              --        $ 2,393          $ 2,484
--------------------------------------------------------------------------------

For the six months ended January 31, 2007, MLPF&S received contingent deferred sales charges with respect to certain Funds' Investor B, Investor B1, Investor C and Investor C1 Shares as follows:

--------------------------------------------------------------------------------
                                        BlackRock      BlackRock      BlackRock
                                         Florida      New Jersey    Pennsylvania
                                        Municipal      Municipal      Municipal
                                        Bond Fund      Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Investor B.....                          $3,175          $866            $2,393
Investor B1....                          $   --          $695            $1,784
Investor C.....                          $    1          $  1            $    1
Investor C1....                          $   54            --                --
--------------------------------------------------------------------------------

Furthermore, for the six months ended January 31, 2007, BDI received contingent deferred sales charges with respect to certain Funds' Investor B Shares as follows:

--------------------------------------------------------------------------------
                                                       BlackRock      BlackRock
                                                      New Jersey    Pennsylvania
                                                       Municipal      Municipal
                                                       Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Investor B.............                                  $6,118          $677
--------------------------------------------------------------------------------

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of the Funds' shares. During the period September 29, 2006 to January 31, 2007, the following amounts have been accrued by the Funds to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
                                Call Center Fees
--------------------------------------------------------------------------------
                                        BlackRock      BlackRock      BlackRock
                                         Florida      New Jersey    Pennsylvania
                                        Municipal      Municipal      Municipal
                                        Bond Fund      Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Institutional ..................         $  113          $  112         $   53
Service ........................             --          $   92         $1,453
Investor A .....................         $   65          $   73         $  266
Investor A1 ....................         $  438          $  364         $  285
Investor B .....................         $  183          $   69         $   77
Investor B1 ....................             --          $  135         $  186
Investor C .....................         $   20          $   21         $    7
Investor C1 ....................         $   69          $  118         $   60
--------------------------------------------------------------------------------

For the six months ended January 31, 2007, each Fund reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                For the Period    For the Period
                                                    Aug. 1,         Sept. 30,
                                                   2006 to            2006 to
                                                Sept. 29, 2006     Jan. 31, 2007
                                                  Reimbursed      Reimbursed to
                                                    to FAM          the Manager
--------------------------------------------------------------------------------
BlackRock Florida
  Municipal Bond Fund ..................            $  836            $  418
BlackRock New Jersey
  Municipal Bond Fund ..................            $1,594            $  797
BlackRock Pennsylvania
  Municipal Bond Fund ..................            $2,735            $1,368
--------------------------------------------------------------------------------

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Funds' transfer agent. Prior to September 29, 2006, the Funds' transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       65

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, FDS, FAMD, Merrill Lynch, MLIM and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases           Sales
--------------------------------------------------------------------------------
BlackRock Florida Municipal
 Bond Fund ...............................       $ 10,069,276       $ 18,947,458
BlackRock New Jersey Municipal
  Bond Fund ..............................       $ 28,028,855       $ 12,360,894
BlackRock Pennsylvania Municipal
 Bond Fund ...............................       $ 82,064,193       $113,054,485

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was as follows:

-------------------------------------------------------------------------------
                                               For the Six           For the
                                               Months Ended         Year Ended
                                                January 31,          July 31,
                                                   2007                2006
-------------------------------------------------------------------------------
BlackRock Florida Municipal
  Bond Fund ............................      $ (10,703,868)      $  (3,569,331)
BlackRock New Jersey Municipal
  Bond Fund ............................      $ 173,245,632       $  12,420,544
BlackRock Pennsylvania Municipal
  Bond Fund ............................      $ 520,403,249       $     244,580
-------------------------------------------------------------------------------

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund
-------------------------------------------------------------------------------
Institutional Shares for the                                           Dollar
Six Months Ended January 31, 2007                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           205,502        $ 2,138,813
Shares issued to shareholders in
  reinvestment of dividends ..............            18,734            195,342
                                              ---------------------------------
Total issued .............................           224,236          2,334,155
Shares redeemed ..........................          (334,957)        (3,482,693)
                                              ---------------------------------
Net decrease .............................          (110,721)       $(1,148,538)
                                              =================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           795,565        $ 8,233,760
Shares issued to shareholders in
  reinvestment of dividends ..............            34,571            357,839
                                              ---------------------------------
Total issued .............................           830,136          8,591,599
Shares redeemed ..........................          (507,208)        (5,255,153)
                                              ---------------------------------
Net increase .............................           322,928        $ 3,336,446
                                              =================================

-------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund (continued)
-------------------------------------------------------------------------------
Investor A Shares for the
Period October 2, 2006+ to                                             Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           174,691        $ 1,812,555
Shares issued to shareholders in
  reinvestment of dividends ..............               245              2,533
                                              ---------------------------------
Total issued .............................           174,936          1,815,088
Shares redeemed ..........................           (11,267)          (116,660)
                                              ---------------------------------
Net increase .............................           163,669        $ 1,698,428
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A1 Shares for the Six Months                                  Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           189,987        $ 1,972,787
Automatic conversion of shares ...........            24,852            256,611
Shares issued to shareholders in
  reinvestment of dividends ..............            41,659            433,508
                                              ---------------------------------
Total issued .............................           256,498          2,662,906
Shares redeemed ..........................          (949,370)        (9,885,168)
                                              ---------------------------------
Net decrease .............................          (692,872)       $(7,222,262)
                                              =================================

-------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           527,848        $ 5,463,162
Automatic conversion of shares ...........           243,585          2,516,457
Shares issued to shareholders in
  reinvestment of dividends ..............            91,450            945,045
                                              ---------------------------------
Total issued .............................           862,883          8,924,664
Shares redeemed ..........................          (796,776)        (8,221,713)
                                              ---------------------------------
Net increase .............................            66,107        $   702,951
                                              =================================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................             3,831        $    39,771
Shares issued to shareholders in
  reinvestment of dividends ..............            15,007            156,452
                                              ---------------------------------
Total issued .............................            18,838            196,223
                                              ---------------------------------
Automatic conversion of shares ...........           (24,803)          (256,611)
Shares redeemed ..........................          (455,096)        (4,734,271)
                                              ---------------------------------
Total redeemed ...........................          (479,899)        (4,990,882)
                                              ---------------------------------
Net decrease .............................          (461,061)       $(4,794,659)
                                              =================================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            57,971       $    601,017
Shares issued to shareholders in
  reinvestment of dividends ..............            33,304            344,967
                                              ---------------------------------
Total issued .............................            91,275            945,984
                                              ---------------------------------
Automatic conversion of shares ...........          (243,160)        (2,516,457)
Shares redeemed ..........................          (733,191)        (7,590,028)
                                              ---------------------------------
Total redeemed ...........................          (976,351)       (10,106,485)
                                              ---------------------------------
Net decrease .............................          (885,076)      $ (9,160,501)
                                              =================================


66       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

-------------------------------------------------------------------------------
BlackRock Florida Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Investor C Shares for the
Period October 2, 2006+ to                                             Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ................................           35,222         $ 366,491
Shares issued to shareholders in
  reinvestment of dividends ................               44               462
                                              ---------------------------------
Total issued ...............................           35,266           366,953
Shares redeemed ............................           (1,930)          (20,127)
                                              ---------------------------------
Net increase ...............................           33,336         $ 346,826
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor C1 Shares for the Six Months                                  Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            90,488        $   934,214
Shares issued to shareholders in
  reinvestment of dividends ..............            13,896            144,609
                                              ---------------------------------
Total issued .............................           104,384          1,078,823
Shares redeemed ..........................           (63,740)          (662,486)
                                              ---------------------------------
Net increase .............................            40,644        $   416,337
                                              =================================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           573,431        $ 5,936,278
Shares issued to shareholders in
  reinvestment of dividends ..............            25,304            261,367
                                              ---------------------------------
Total issued .............................           598,735          6,197,645
Shares redeemed ..........................          (449,648)        (4,645,872)
                                              ---------------------------------
Net increase .............................           149,087        $ 1,551,773
                                              =================================

-------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund
-------------------------------------------------------------------------------
Institutional Shares for the                                           Dollar
Six Months Ended January 31, 2007                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            886,684       $   9,621,008
Shares issued resulting
  from reorganization ..................         12,623,088         136,064,267
Shares issued to shareholders in
  reinvestment of dividends ............             21,469             231,226
                                              ---------------------------------
Total issued ...........................         13,531,241         145,916,501
Shares redeemed ........................           (656,609)         (7,113,116)
                                              ---------------------------------
Net increase ...........................         12,874,632       $ 138,803,385
                                              =================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           964,976       $ 10,272,414
Shares issued to shareholders in
  reinvestment of dividends ..............            34,893            370,812
                                              ---------------------------------
Total issued .............................           999,869         10,643,226
Shares redeemed ..........................          (230,789)        (2,453,141)
                                              ---------------------------------
Net increase .............................           769,080       $  8,190,085
                                              =================================

-------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund (continued)
-------------------------------------------------------------------------------
Service Shares for the
Period October 2, 2006+ to                                             Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            23,250       $    251,085
Shares issued resulting from
  reorganization .........................         1,277,790         13,770,748
Shares issued to shareholders in
  reinvestment of dividends ..............             9,447            102.441
                                              ---------------------------------
Total issued .............................         1,310,487         14,124,274
Shares redeemed ..........................           (52,986)          (573,739)
                                              ---------------------------------
Net increase .............................         1,257,501       $ 13,550,535
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A Shares for the Period
October 2, 2006+ to                                                    Dollar
January 31, 2007                                   Shares              Amount
-------------------------------------------------------------------------------
Shares sold ..............................           365,889       $  3,957,720
Shares issued resulting
  from reorganization ....................           642,864          6,934,573
Shares issued to shareholders in
  reinvestment of dividends ..............             6,338             68,793
                                              ---------------------------------
Total issued .............................         1,015,091         10,961,086
Shares redeemed ..........................           (47,395)          (514,515)
                                              ---------------------------------
Net increase .............................           967,696       $ 10,446,571
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A1 Shares for the                                             Dollar
Six Months Ended January 31, 2007                   Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           138,968        $ 1,503,191
Automatic conversion of shares ...........            49,715            532,905
Shares issued to shareholders in
  reinvestment of dividends ..............            44,352            481,004
                                              ---------------------------------
Total issued .............................           233,035          2,517,100
Shares redeemed ..........................          (281,055)        (3,035,861)
                                              ---------------------------------
Net increase .............................           (48,020)       $  (518,761)
                                              =================================

-------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           208,943       $  2,220,603
Automatic conversion of shares ...........           143,613          1,527,300
Shares issued resulting from
  reorganization .........................           563,945          5,972,178
Shares issued to shareholders in
  reinvestment of dividends ..............            74,164            788,558
                                              ---------------------------------
Total issued .............................           990,665         10,508,639
Shares redeemed ..........................          (398,716)        (4,231,990)
                                              ---------------------------------
Net increase .............................           591,949       $  6,276,649
                                              =================================


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       67

-------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund (continued)
-------------------------------------------------------------------------------
Investor B Shares for the Period
October 2, 2006+ to                                                    Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            11,355       $    124,434
Shares issued resulting from
  reorganization .........................           955,090         10,293,000
Shares issued to shareholders in
  reinvestment of dividends ..............             8,123             88,118
                                              ---------------------------------
Total issued .............................           974,568         10,505,552
Shares redeemed ..........................           (68,028)          (737,569)
                                              ---------------------------------
Net increase .............................           906,540       $  9,767,983
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor B1 Shares for the Six                                         Dollar
Months Ended January 31, 2007                       Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            22,325        $   240,043
Shares issued to shareholders in
  reinvestment of dividends ..............            16,305            176,673
                                              ---------------------------------
Total issued .............................            38,630            416,716
                                              ---------------------------------
Automatic conversion of shares ...........           (49,761)          (532,905)
Shares redeemed ..........................          (203,645)        (2,199,407)
                                              ---------------------------------
Total redeemed ...........................          (253,406)        (2,732,312)
                                              ---------------------------------
Net decrease .............................          (214,776)       $(2,315,596)
                                              =================================

-------------------------------------------------------------------------------
Investor B1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            75,601        $   803,353
Shares issued to shareholders in
  reinvestment of dividends ..............            36,197            384,750
                                              ---------------------------------
Total issued .............................           111,798          1,188,103
                                              ---------------------------------
Automatic conversion of shares ...........          (143,732)        (1,527,300)
Shares redeemed ..........................          (509,703)        (5,409,374)
                                              ---------------------------------
Total redeemed ...........................          (653,435)        (6,936,674)
                                              ---------------------------------
Net decrease .............................          (541,637)       $(5,748,571)
                                              =================================

-------------------------------------------------------------------------------
Investor C Shares for the Period
October 2, 2006+ to                                                    Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           202,283        $ 2,193,473
Shares issued resulting from
  reorganization .........................           139,982          1,508,301
Shares issued to shareholders in
  reinvestment of dividends ..............             1,723             18,664
                                              ---------------------------------
Total issued .............................           343,988          3,720,438
Shares redeemed ..........................           (11,087)          (120,877)
                                              ---------------------------------
Net increase .............................           332,901        $ 3,599,561
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Investor C1 Shares for the Six                                         Dollar
Months Ended January 31, 2007                       Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            80,315        $   863,940
Shares issued to shareholders in
  reinvestment of dividends ..............            23,283            252,257
                                              ---------------------------------
Total issued .............................           103,598          1,116,197
Shares redeemed ..........................          (111,406)        (1,204,243)
                                              ---------------------------------
Net increase .............................            (7,808)       $   (88,046)
                                              =================================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           486,689        $ 5,166,459
Shares issued to shareholders in
  reinvestment of dividends ..............            31,114            330,567
                                              ---------------------------------
Total issued .............................           517,803          5,497,026
Shares redeemed ..........................          (168,574)        (1,794,645)
                                              ---------------------------------
Net increase .............................           349,229        $ 3,702,381
                                              =================================

-------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund
-------------------------------------------------------------------------------
Institutional Shares for the Six                                       Dollar
Months Ended January 31, 2007                       Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,237,928       $  14,045,629
Shares issued resulting from
  reorganization .......................         46,579,938         526,677,144
Shares issued to shareholders in
  reinvestment of dividends ............             22,434             254,370
                                              ---------------------------------
Total issued ...........................         47,840,300         540,977,143
Shares redeemed ........................         (5,095,231)        (57,854,748)
                                              ---------------------------------
Net increase ...........................         42,745,069       $ 483,122,395
                                              =================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           258,690        $ 2,907,065
Shares issued to shareholders in
  reinvestment of dividends ..............            19,170            215,636
                                              ---------------------------------
Total issued .............................           277,860          3,122,701
Shares redeemed ..........................          (130,146)        (1,461,780)
                                              ---------------------------------
Net increase .............................           147,714        $ 1,660,921
                                              =================================

-------------------------------------------------------------------------------
Service Shares for the Period
October 2, 2006+ to                                                    Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            88,020        $   997,366
Shares issued resulting from
  reorganization .........................           352,040          3,981,223
Shares issued to shareholders in
  reinvestment of dividends ..............             1,707             19,378
                                              ---------------------------------
Total issued .............................           441,767          4,997,967
Shares redeemed ..........................          (130,774)        (1,482,893)
                                              ---------------------------------
Net increase .............................           310,993        $ 3,515,074
                                              =================================

+     Commencement of operations.


68       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

-------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund (continued)
-------------------------------------------------------------------------------
Investor A Shares for the
Period October 2, 2006+ to                                             Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           111,217       $  1,264,072
Shares issued resulting from
  reorganization .........................         2,414,744         27,333,039
Shares issued to shareholders in
  reinvestment of dividends ..............            25,682            291,550
                                              ---------------------------------
Total issued .............................         2,551,643         28,888,661
Shares redeemed ..........................          (158,269)        (1,797,978)
                                              ---------------------------------
Net increase .............................         2,393,374       $ 27,090,683
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A1 Shares for the Six Months                                  Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            95,931        $ 1,086,639
Automatic conversion of shares ...........            32,084            361,452
Shares issued to shareholders in
  reinvestment of dividends ..............            29,716            337,276
                                              ---------------------------------
Total issued .............................           157,731          1,785,367
Shares redeemed ..........................          (112,525)        (1,274,870)
                                              ---------------------------------
Net increase .............................            45,206        $   510,497
                                              =================================

-------------------------------------------------------------------------------
Investor A1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           186,476        $ 2,100,586
Automatic conversion of shares ...........           175,276          1,971,520
Shares issued to shareholders in
  reinvestment of dividends ..............            53,112            598,166
                                              ---------------------------------
Total issued .............................           414,864          4,670,272
Shares redeemed ..........................          (286,415)        (3,220,475)
                                              ---------------------------------
Net increase .............................           128,449        $ 1,449,797
                                              =================================

-------------------------------------------------------------------------------
Investor B Shares for the
Period October 2, 2006+ to                                             Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................             7,227        $    82,040
Shares issued resulting from
  reorganization .........................           622,139          7,035,673
Shares issued to shareholders in
  reinvestment of dividends ..............             5,465             62,003
                                              ---------------------------------
Total issued .............................           634,831          7,179,716
Shares redeemed ..........................           (59,275)          (672,815)
                                              ---------------------------------
Net increase .............................           575,556        $ 6,506,901
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Investor B1 Shares for the Six Months                                  Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................             1,975        $    22,207
Shares issued to shareholders in
  reinvestment of dividends ..............            14,775            167,512
                                              ---------------------------------
Total issued .............................            16,750            189,719
                                              ---------------------------------
Automatic conversion of shares ...........           (32,125)          (361,452)
Shares redeemed ..........................          (249,666)        (2,827,924)
                                              ---------------------------------
Total redeemed ...........................          (281,791)        (3,189,376)
                                              ---------------------------------
Net decrease .............................          (265,041)       $(2,999,657)
                                              =================================

-------------------------------------------------------------------------------
Investor B1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            22,583        $   256,222
Shares issued to shareholders in
  reinvestment of dividends ..............            37,037            416,986
                                              ---------------------------------
Total issued .............................            59,620            673,208
                                              ---------------------------------
Automatic conversion of shares ...........          (175,472)        (1,971,520)
Shares redeemed ..........................          (342,329)        (3,848,140)
                                              ---------------------------------
Total redeemed ...........................          (517,801)        (5,819,660)
                                              ---------------------------------
Net decrease .............................          (458,181)       $(5,146,452)
                                              =================================

-------------------------------------------------------------------------------
Investor C Shares for the
Period October 2, 2006+ to                                             Dollar
January 31, 2007                                    Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            70,735        $   802,833
Shares issued resulting from
  reorganization .........................           142,420          1,611,617
Shares issued to shareholders in
  reinvestment of dividends ..............             1,373             15,567
                                              ---------------------------------
Total issued .............................           214,528          2,430,017
Shares redeemed ..........................            (8,859)          (100,586)
                                              ---------------------------------
Net increase .............................           205,669        $ 2,329,431
                                              =================================

+     Commencement of operations.

-------------------------------------------------------------------------------
Investor C1 Shares for the Six Months                                  Dollar
Ended January 31, 2007                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ................................           53,793         $ 607,761
Shares issued to shareholders in
  reinvestment of dividends ................           16,746           189,877
                                              ---------------------------------
Total issued ...............................           70,539           797,638
Shares redeemed ............................          (41,501)         (469,713)
                                              ---------------------------------
Net increase ...............................           29,038         $ 327,925
                                              =================================

-------------------------------------------------------------------------------
Investor C1 Shares for the Year                                        Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           271,153        $ 3,052,105
Shares issued to shareholders in
  reinvestment of dividends ..............            28,373            319,214
                                              ---------------------------------
Total issued .............................           299,526          3,371,319
Shares redeemed ..........................           (97,038)        (1,091,005)
                                              ---------------------------------
Net increase .............................           202,488        $ 2,280,314
                                              =================================


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       69

5. Short-Term Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under the Funds' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Funds pay a commitment fee of .06% per annum based on the Funds' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Funds' election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Funds did not borrow under the credit agreement during the six months ended January 31, 2007.

6. Capital Loss Carryforward:

BlackRock Florida Municipal Bond Fund

On July 31, 2006, the Fund had a net capital loss carryforward of $4,887,682, of which $3,224,110 expires in 2008, $1,615,545 expires in 2009 and $48,027 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

BlackRock New Jersey Municipal Bond Fund

On July 31, 2006, the Fund had a net capital loss carryforward of $6,885,783, of which $5,075,421 expires in 2009 and $1,810,362 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

BlackRock Pennsylvania Municipal Bond Fund

On July 31, 2006, the Fund had a net capital loss carryforward of $188,807, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Acquisition of New Jersey Tax-Free Income Portfolio of BlackRock Funds(SM):

On October 13, 2006, BlackRock New Jersey Municipal Bond Fund ("New Jersey") acquired all of the net assets of New Jersey Tax-Free Income Portfolio of BlackRock Funds(SM) ("New Jersey Tax-Free") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 14,779,831 shares of beneficial interest of New Jersey Tax-Free for 15,638,814 shares of beneficial interest of New Jersey. New Jersey Tax-Free's net assets on that date of $168,570,889, including $7,814,394 of accumulated net realized losses and $9,660,868 of net unrealized appreciation were combined with those of New Jersey. The aggregate net assets immediately after the acquisition amounted to $284,238,836.

8. Acquisition of Pennsylvania Tax-Free Income Portfolio of BlackRock Funds(SM):

On October 13, 2006, BlackRock Pennsylvania Municipal Bond Fund ("Pennsylvania") acquired all of the net assets of Pennsylvania Tax-Free Income Portfolio of BlackRock Funds(SM) ("Pennsylvania Tax-Free") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 55,239,351 shares of beneficial interest of Pennsylvania Tax-Free for 50,111,281 shares of beneficial interest of Pennsylvania. Pennsylvania Tax-Free's net assets on that date of $566,638,696, including $39,792,393 of accumulated net realized losses and $29,060,183 of net unrealized appreciation were combined with those of Pennsylvania. The aggregate net assets immediately after the acquisition amounted to $639,941,230.


70       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

9. Restatement Information for the Funds:

During the six months ended January 31, 2007, each Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, BlackRock Pennsylvania Municipal Bond Fund has restated the statement of changes in net assets for the year ended July 31, 2006 and each Fund has restated the financial highlights for the years ended July 31, 2006, 2005, 2004, 2003 and 2002. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain -- net and in the change in unrealized appreciation/depreciation -- net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.

BlackRock Florida Municipal Bond Fund
Financial Highlights
For the Years Ended July 31, 2006, 2005, 2004, 2003 and 2002

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Institutional        Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....       .78%      1.02%       .79%      1.04%       .78%       .89%       .77%       .93%       .79%      1.01%
Expenses .........       .78%      1.02%       .79%      1.04%       .78%       .89%       .78%       .93%       .79%      1.01%
Portfolio turnover     49.85%        45%     54.26%        49%     31.83%        28%     45.50%        41%     41.29%        36%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor A1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....       .88%      1.12%       .89%      1.14%       .87%       .99%       .88%      1.03%       .89%      1.11%
Expenses .........       .88%      1.12%       .89%      1.14%       .88%       .99%       .88%      1.03%       .89%      1.11%
Portfolio turnover     49.85%        45%     54.26%        49%     31.83%        28%     45.50%        41%     41.29%        36%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor B           Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....      1.29%      1.52%      1.30%      1.55%      1.28%      1.40%      1.28%      1.43%      1.29%      1.51%
Expenses .........      1.29%      1.52%      1.30%      1.55%      1.28%      1.40%      1.28%      1.44%      1.29%      1.51%
Portfolio turnover     49.85%        45%     54.26%        49%     31.83%        28%     45.50%        41%     41.29%        36%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor C1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....      1.39%      1.62%      1.40%      1.65%      1.38%      1.50%      1.38%      1.54%      1.39%      1.61%
Expenses .........      1.39%      1.62%      1.40%      1.65%      1.38%      1.50%      1.39%      1.54%      1.39%      1.61%
Portfolio turnover     49.85%        45%     54.26%        49%     31.83%        28%     45.50%        41%     41.29%        36%
--------------------------------------------------------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       71

--------------------------------------------------------------------------------------------------------------------------------
BlackRock New Jersey Municipal Bond Fund
Financial Highlights
For the Years Ended July 31, 2006, 2005, 2004, 2003 and 2002
--------------------------------------------------------------------------------------------------------------------------------
                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Institutional        Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....       .81%       .93%       .83%      1.03%       .81%       .97%       .83%      1.03%       .84%      1.06%
Expenses .........       .82%       .93%       .84%      1.04%       .82%       .98%       .83%      1.03%       .84%      1.06%
Portfolio turnover     18.94%        16%     69.66%        48%     30.76%        27%     39.93%        34%     41.39%        36%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor A1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....       .91%      1.03%       .93%      1.13%       .91%      1.08%       .93%      1.13%       .94%      1.16%
Expenses .........       .92%      1.03%       .94%      1.14%       .92%      1.08%       .93%      1.13%       .94%      1.16%
Portfolio turnover     18.94%        16%     69.66%        48%     30.76%        27%     39.93%        34%     41.39%        36%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor B1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....      1.33%      1.44%      1.34%      1.54%      1.32%      1.48%      1.34%      1.54%      1.35%      1.57%
Expenses .........      1.33%      1.44%      1.35%      1.55%      1.33%      1.49%      1.34%      1.54%      1.35%      1.57%
Portfolio turnover     18.94%        16%     69.66%        48%     30.76%        27%     39.93%        34%     41.39%        36%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor C1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....      1.42%      1.53%      1.44%      1.64%      1.42%      1.58%      1.44%      1.63%      1.45%      1.67%
Expenses .........      1.42%      1.54%      1.45%      1.65%      1.43%      1.59%      1.44%      1.64%      1.45%      1.67%
Portfolio turnover     18.94%        16%     69.66%        48%     30.76%        27%     39.93%        34%     41.39%        36%
--------------------------------------------------------------------------------------------------------------------------------


72       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund
Statement of Changes in Net Assets
For the Year Ended July 31, 2006
--------------------------------------------------------------------------------
                                                  Previously
                                                   Reported           Restated
--------------------------------------------------------------------------------
Realized gain -- net .......................      $   465,738       $   333,738
Change in unrealized
  appreciation/depreciation -- net .........      $(1,830,932)      $(1,698,932)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
BlackRock Pennsylvania Municipal Bond Fund
Financial Highlights
For the Years Ended July 31, 2006, 2005, 2004, 2003 and 2002
--------------------------------------------------------------------------------------------------------------------------------
                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Institutional        Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....       .88%      1.31%       .91%      1.20%       .88%       .99%       .88%      1.03%       .90%      1.05%
Expenses .........       .89%      1.32%       .92%      1.21%       .89%      1.01%       .89%      1.04%       .90%      1.05%
Portfolio turnover     30.38%        23%     36.25%        32%     66.08%        58%     34.92%        30%     30.23%        21%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor A1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....       .98%      1.41%      1.01%      1.30%       .98%      1.09%       .98%      1.13%      1.00%      1.16%
Expenses .........       .99%      1.42%      1.02%      1.31%      1.00%      1.11%       .99%      1.14%      1.00%      1.16%
Portfolio turnover     30.38%        23%     36.25%        32%     66.08%        58%     34.92%        30%     30.23%        21%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor B1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....      1.39%      1.82%      1.42%      1.71%      1.38%      1.50%      1.39%      1.54%      1.40%      1.55%
Expenses .........      1.40%      1.83%      1.43%      1.72%      1.40%      1.51%      1.40%      1.55%      1.40%      1.55%
Portfolio turnover     30.38%        23%     36.25%        32%     66.08%        58%     34.92%        30%     30.23%        21%
--------------------------------------------------------------------------------------------------------------------------------

                              2006                 2005                   2004                   2003                2002
                   --------------------- --------------------- --------------------- --------------------- ---------------------
                   Previously            Previously            Previously            Previously            Previously
Investor C1          Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated   Reported   Restated
--------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement ....      1.48%      1.92%      1.52%      1.81%      1.49%      1.60%      1.49%      1.64%      1.51%      1.67%
Expenses .........      1.50%      1.93%      1.53%      1.82%      1.50%      1.61%      1.49%      1.65%      1.51%      1.67%
Portfolio turnover     30.38%        23%     36.25%        32%     66.08%        58%     34.92%        30%     30.23%        21%
--------------------------------------------------------------------------------------------------------------------------------

While the Statements of Assets and Liabilities for these Funds as of July 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for each of these Funds for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for BlackRock Florida Municipal Bond Fund and BlackRock New Jersey Municipal Bond Fund for the years ended July 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, and for BlackRock Pennsylvania Municipal Bond Fund for the years ended July 31, 2005, 2004, 2003 and 2002, have not been reissued to give effect to the restatements, but the principal effects of the restatements, where applicable, would be to revise previously reported realized gain (loss) on investments -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       73

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreements -- Matters Considered by the Board

The following disclosure appeared in the July 31, 2006 Annual Report of the Funds and is the discussion referred to in "New BlackRock Sub-Advisory Agreements -- Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Fund Asset Management, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between each Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). Each Fund's New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreements at a meeting held on May 9, 2006. The Board also approved the issuance of new classes of shares of each Fund and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Funds.

To assist the Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and the Funds' counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. Among other things, the independent trustees conferred about proposed reorganizations in which (i) Merrill Lynch New Jersey Municipal Bond Fund would acquire the assets and liabilities of BlackRock New Jersey Tax-Free Income Portfolio, a portfolio of BlackRock Funds(SM), and (ii) Merrill Lynch Pennsylvania Municipal Bond Fund would acquire the assets and liabilities of BlackRock Pennsylvania Tax-Free Income Portfolio, another portfolio of BlackRock Funds. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

In connection with the Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Funds should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;


74       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Funds as investment products;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Funds as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Funds will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock- sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreements, including the fact that for each Fund, the schedule of total advisory fees will not increase by virtue of its New Investment Advisory Agreement, but will remain the same;

o that in February 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for each Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Funds in connection with the Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result the Funds would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In its review of each New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of each New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       75
objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider the renewal of each Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Fund's Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Fund's Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, the Fund's portfolio turnover statistics and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent continuation of each Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees evaluated all information available to them on a fund by fund basis, and their determinations were made separately in respect of each Fund. The trustees, including a majority of the independent trustees, concluded that the terms of each Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared each Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The trustees considered the fact that it was being proposed that (i) Merrill Lynch New Jersey Municipal Bond Fund acquire the assets and liabilities of BlackRock New Jersey Tax-Free Income Portfolio, a portfolio of BlackRock Funds, and (ii) Merrill Lynch Pennsylvania Municipal Bond Fund acquire the assets and liabilities of BlackRock Pennsylvania Tax-Free Income Portfolio, another portfolio of BlackRock Funds, each as part of a reorganization.

The trustees were given information with respect to the potential benefits to each Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Funds will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of


76       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to each Fund under its New Investment Advisory Agreement were expected to be as good as or better than that provided under its Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of each Fund's Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared each Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to each such Fund. The Board concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under each New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the corresponding Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for any Fund's advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with each Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with each Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's New Investment Advisory Agreement is substantially similar to its Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees concluded that, because the rates for advisory fees for each Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The trustees considered whether the Funds would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Funds. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees consid-


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       77

Disclosure of Investment Advisory Agreement (concluded)

ered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for each Fund. The trustees compared each Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The trustees believed each Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Conclusion -- After the independent trustees of the Funds deliberated in executive session, the entire Board, including the independent trustees, approved each Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of Fund shareholders. In approving each New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreements -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreements, the Board, including the independent trustees, also discussed and approved contingent sub-advisory agreements (the "Contingent Sub-Advisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). Each Contingent Sub-Advisory Agreement is intended to ensure that a Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Sub-Advisory Agreements would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of each Contingent Sub-Advisory Agreement, therefore, is contingent on further Board approval. Pursuant to each Contingent Sub-Advisory Agreement, a Fund's BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreements.

In making its approvals at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered, in conjunction with the Contingent Sub-Advisory Agreements, the necessity of ensuring that the Funds operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rates provided in the Contingent Sub-Advisory Agreements, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of


78       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007
the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by a Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by a Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved each Contingent Sub-Advisory Agreement, concluding that the advisory fees were reasonable in relation to the services provided and that each Contingent Sub-Advisory Agreement was in the best interests of shareholders.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       79

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreements -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to each Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (each, a "BlackRock Sub-Advisory Agreement"). Each BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the Fund's New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to each BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of any of the Funds as a result of the BlackRock Sub-Advisory Agreements.

In approving each BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement on behalf of each Fund in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of each Fund's New Investment Advisory Agreement, and came to the same conclusions. The Board considered all relevant factors and did not identify any particular information that was all-important or controlling. In reviewing the sub-advisory fee rate provided for in each Fund's BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under each Fund's New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under each Fund's BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by any of the Funds as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 59% of the advisory fee paid by each Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved each Fund's BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


80       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       81

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Funds' Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal years with the Commission on Form N-Q. The Funds' Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


82       SEMI-ANNUAL REPORTS                     JANUARY 31, 2007

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock~ Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


               SEMI-ANNUAL REPORTS                     JANUARY 31, 2007       83

These reports are transmitted to shareholders only. They are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

                                                                       BLACKROCK

                                                                  #MBFLNJPA-1/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Multi-State Municipal Series Trust

Date: March 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Multi-State Municipal Series Trust

Date: March 26, 2007


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Multi-State Municipal Series Trust

Date: March 26, 2007